UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington,  DC  20549


           Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  X
                        ---
Filed by a Party other than the Registrant
                                           ---

Check the appropriate box:

     Preliminary Proxy Statement
---
     Confidential, for Use of the Commission Only
---     (as permitted by Rule 14a-6(c)(2))

 X    Definitive Proxy Statement
---
      Definitive Additional Materials
---
      Soliciting Material Pursuant to Section 240.14a-11(c) or
---     Section 240.14a-12

--------------------------------------------------------------------------------
                                  SUN BANCORP, INC.
________________________________________________________________________________
Payment of Filing Fee (Check the appropriate box):

 X   No fee required
---

     Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and O-11
---
     1)  Title of each class of securities to which transaction applies:
________________________________________________________________________________

     2)  Aggregate number of securities to which transaction applies:
________________________________________________________________________________

     3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________

     4)  Proposed maximum aggregate value of transaction:
________________________________________________________________________________

     5)  Total fee paid:
________________________________________________________________________________

     Fee paid previously with preliminary materials
---
     Check box if any part of the fee is offset as provided by Exchange Act --- O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
________________________________________________________________________________

     2)  Form, Schedule or Registration Statement No:
________________________________________________________________________________

     3)  Filing Party:
________________________________________________________________________________

     4)  Date Filed:
________________________________________________________________________________

                                     (LOGO)



                                                March 27, 1998



Dear Shareholder:

     It is a pleasure to invite you to the 1998 Annual Shareholders' Meeting of SUN BANCORP, INC. ("SUN") to be held on April 23, 1998.

     The notice of the meeting and the proxy statement address the formal business of the meeting, which includes the election of directors, the elimination of par value for SUN's stock, the approval and adoption of SUN's 1998 Independent Director Stock Option Plan, SUN's 1998 Employee Stock Purchase Plan and SUN's 1998 Stock Incentive Plan, and the ratification of the appointment of SUN's auditors for 1998. At the meeting, SUN's management will address other corporate matters which will be of interest to you.

     You are cordially invited to the shareholders' luncheon which will be served promptly after the close of the Annual Meeting. Should you desire to stay for lunch, please complete and return the accompanying RSVP postcard by April 10, 1998 to SUN at 2-16 South Market Street, P.O. Box 57, Selinsgrove, Pennsylvania 17870. The reverse side of the RSVP card has been designated for questions you would like addressed at the Annual Meeting.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying proxy in the postage prepaid envelope as soon as possible. If you do attend the meeting and wish to vote in person, you must give written notice thereof to the Secretary of the Corporation so that your proxy will be superseded by any ballot that you submit at the meeting.

                                  Sincerely,


              /S/ George F. Keller         /S/ Fred W. Kelly, Jr.

              George F. Keller             Fred W. Kelly, Jr.
              Chairman of the Board        President and CEO


Enclosures - Notice of Meeting
             Proxy Statement
             Proxy
             Luncheon Reply Card
             Return Envelope for Proxy

                                     (LOGO)

                                     PROXY
                                      FOR
                          ANNUAL SHAREHOLDERS' MEETING
                                      OF
                               SUN BANCORP, INC.
                           2-16 SOUTH MARKET STREET
                                 P.O. BOX 57
                        SELINSGROVE, PENNSYLVANIA 17870

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SUN BANCORP, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 1998


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Shareholder of SUN BANCORP, INC. hereby constitutes and appoints Gary P. Savastano and William J. Brennen, Jr. (neither of whom is a Director, Officer or Employee of SUN BANCORP, INC.) and each or any of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution to attend and vote the shares of common stock of the undersigned of SUN BANCORP, INC. at the Annual Meeting of Shareholders of SUN BANCORP, INC., to be held at the Susquehanna Valley Country Club, Mill Road, Hummels Wharf, Pennsylvania, on Thursday, April 23, 1998, at 10:30 a.m., prevailing time, and at any adjournment or postponement thereof, upon all subjects that properly come before the meeting, including the matters described in the accompanying proxy state-ment, and especially:

                          PLEASE MARK ALL VOTES AS FOLLOWS

 1.  ELECTION OF DIRECTORS.

     THE NOMINEES FOR THE BOARD OF DIRECTORS TO SERVE FOR A THREE YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2001 ARE:

                                  Max E. Bingaman
                                  Stephen J. Gurgovits
                                  Robert A. Hormell
                                  Lehman B. Mengel
                                  Howard H. Schnure
                                  Marlin T. Sierer

      THE NOMINEE FOR THE BOARD OF DIRECTORS TO SERVE FOR A TWO YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2000 IS:

                                  Thomas B. Hebble

and until their successors are duly elected, qualified and take office.

PLEASE CHECK ONLY ONE OF THE BOXES BELOW. IF BOX (c) IS CHECKED, PLEASE CROSS OUT THE NAME OF EACH NOMINEE FROM THE LIST ABOVE FOR WHOM YOU WISH YOUR PROXIES NOT TO VOTE FOR IN THE ELECTION OF DIRECTORS.

       (a)   TO VOTE FOR all nominees listed above;
       (b)   NOT TO VOTE FOR any of the nominees listed above;
       (c) TO VOTE FOR all the nominees listed above except those whose names are crossed out.

 2. TO CONSIDER AND ACT UPON A PROPOSAL TO AMEND AND RESTATE ARTICLE 6 OF THE CORPORATION'S ARTICLES OF INCORPORATION, AS AMENDED, TO ELIMINATE PAR VALUE FOR THE CORPORATION'S COMMON STOCK.

         FOR                  AGAINST                 ABSTAIN

   The Board of Directors recommends a vote FOR this proposal

 3. TO APPROVE AND ADOPT THE 1998 INDEPENDENT DIRECTOR'S STOCK OPTION PLAN.

         FOR                  AGAINST                 ABSTAIN

  The Board of Directors recommends a vote FOR this proposal.

 4.  TO APPROVE AND ADOPT THE 1998 EMPLOYEE STOCK PURCHASE PLAN.

         FOR                  AGAINST                 ABSTAIN

  The Board of Directors recommends a vote FOR this proposal.

 5.  TO APPROVE AND ADOPT THE 1998 STOCK INCENTIVE PLAN.

        FOR                   AGAINST                 ABSTAIN

  The Board of Directors recommends a vote FOR this proposal.

 6. TO RATIFY THE APPOINTMENT OF PARENTE, RANDOLPH, ORLANDO, CAREY & ASSOCIATES, CERTIFIED PUBLIC ACCOUNTANTS, AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR SUN BANCORP, INC. FOR THE YEAR ENDING DECEMBER 31, 1998.

       FOR                    AGAINST                 ABSTAIN

  The Board of Directors recommends a vote FOR this proposal.

 7. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned hereby ratifies and confirms all that said proxies and each of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

  THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS TO THE CONTRARY ARE GIVEN BY THE SHAREHOLDER IN THIS PROXY, THE PROXYHOLDERS WILL VOTE FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSALS 2, 3, 4, 5 AND 6.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SUN BANCORP, INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE UPON WRITTEN NOTICE THEREOF TO THE SECRETARY OF THE CORPORATION.

     WITNESS the hand and seal of the undersigned, this ______ day of _______________________, A.D., 1998.

                                       ________________________________ (SEAL)
                                       Signature
                                       ________________________________ (SEAL)
                                       Signature
                                       ________________________________ (SEAL)
                                       Signature

Number of Shares Owned _____________   Signatures above will be determined
as of March 5, 1998                    to have been signed for all matters in
                                       this proxy whether appearing on the
                                       face or the reverse side of this proxy.

                                IMPORTANT NOTICE

   All joint owners should sign this proxy. Please sign this proxy as your stock is registered. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title. If there is more than one fiduciary, all should sign, for a corporation the person signing this proxy should show the full corporate title and be an authorized officer.

   Please sign where indicated and promptly return this proxy to SUN BANCORP, INC. in the enclosed self-addressed postage prepaid envelope. If you do not sign and return this proxy, or attend the meeting and vote, your shares will not be voted.

                                     (LOGO)

                   NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON THURSDAY, APRIL 23, 1998

To the Shareholders of SUN BANCORP, INC. (the "Corporation"):

   NOTICE is hereby given that the ANNUAL MEETING OF SHAREHOLDERS OF SUN BANCORP, INC., will be held at the Susquehanna Valley Country Club, Mill Road, Hummels Wharf, Pennsylvania on Thursday, April 23, 1998 at 10:30 a.m., prevailing time, for the following purposes:

   1. To elect six (6) directors to serve for a three (3) year term, to elect one (1) director to serve for a two (2) year term and until their successors are elected, qualified and take office;
   2. To consider and act upon a proposal to amend and restate Article 6 of the Corporation's Articles of Incorporation, as amended, to eliminate par value for the Corporation's common stock;
   3.  To approve and adopt the 1998 Independent Directors Stock Option Plan;
   4.  To approve and adopt the 1998 Employee Stock Purchase Plan;
   5.  To approve and adopt the 1998 Stock Incentive Plan;
   6. To ratify the appointment of Parente, Randolph, Orlando, Carey & Associates, Independent Accountants, as the Corporation's independent auditors for the fiscal year ending December 31, 1998; and
   7. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

   Reference is hereby made to the accompanying proxy statement for details with regard to the above matters. The Board of Directors of the Corporation does not know of any matters, other than those listed above, which are likely to come before the meeting.

   Only shareholders of record on the Corporation's books at the close of business on March 5, 1998 will be entitled to vote at the meeting and any adjournment or postponement thereof.

                                   By Order of the Board of
                                   Directors of SUN BANCORP, INC.

                                   /S/ Jeffrey E. Hoyt

                                   Jeffrey E. Hoyt
                                   Executive Vice President,
                                      Chief Operating Officer and Secretary

March 27, 1998
Selinsgrove, Pennsylvania

Important Notice

   To assure your representation at the meeting, please complete, date, sign and promptly mail the accompanying proxy in the return envelope which has been provided. No postage is necessary if mailed in the United States. Any person giving a proxy has the power to revoke it prior to its exercise and shareholders who are present at the meeting may then revoke their proxy and vote in person after giving written notice thereof to the Secretary of the Corporation.

                                     (LOGO)

                     PROXY STATEMENT FOR ANNUAL SHAREHOLDERS'
                       MEETING TO BE HELD ON APRIL 23, 1998

                                    GENERAL

Introduction, Date, Time and Place of Annual Meeting

   This proxy statement is furnished in connection with the solicitation by the Board of Directors of SUN BANCORP, INC. ("SUN" or the "Corporation") of proxies to be voted at the 1998 Annual Meeting of Shareholders ("Annual Meeting"). The Annual Meeting is scheduled to be held on Thursday, April 23, 1998 at 10:30 a.m., prevailing time, at the Susquehanna Valley Country Club, Mill Road, Hummels Wharf, Pennsylvania and at any adjournment or postponement of the Annual Meeting in accordance with the Annual Meeting notice and By-Laws of SUN. The address of the principal executive office of the Corporation is 2-16 South Market Street, P.O. Box 57, Selinsgrove, Pennsylvania 17870, telephone number (717) 374-1131. All inquiries should be directed to Fred W. Kelly, Jr., President and CEO of SUN. The Corporation currently has two (2) wholly-owned subsidiaries, Sun Bank and Pennsylvania Sun Life Insurance Company.


Matters to be Submitted to the Shareholders at the Annual Meeting

   The Board of Directors does not know of any matters which are likely to be brought before the Annual Meeting other than the matters set forth in the accompanying notice of Annual Meeting of Shareholders. If any other matters are properly presented to the Annual Meeting for action, the persons named in the accompanying proxy and acting thereunder will vote on such matters in accordance with their best judgment.


Solicitation of Proxies for the Annual Meeting

   This proxy statement is furnished in connection with the solicitation by the Board of Directors of the Corporation for use at the Annual Meeting. The approximate date upon which this proxy statement and the accompanying proxy and notice of the Annual Meeting will first be made available and first sent to the shareholders is on or about March 27, 1998. In addition to using the mails, proxies may be solicited by personal interview, telephone calls or telecopiers by the directors, officers and regular employees of the Corporation and its wholly-owned banking subsidiary, Sun Bank.


Cost of Solicitation of Proxies Will be Paid by Corporation

   The Corporation will bear the entire cost of preparing, assembling, printing and mailing this proxy statement, the proxies, and any additional material which the Corporation may furnish to shareholders in connection with the Annual Meeting. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to their principals.

Discretionary Authority of Proxy - Right of Revocation of Proxy

   The accompanying proxy vests discretionary authority in the proxyholders to vote with respect to any and all of the following matters that come before the Annual Meeting: (i) matters about which the Corporation has no knowledge, a reasonable time before the proxy solicitation, that may be presented to the meeting, (ii) approval of the minutes of the most recent prior meeting of the shareholders, if such an action does not amount to ratification of the action taken at that meeting, (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve and (iv) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the accompanying proxy will vote in accordance with their best judgment.

   Shareholders giving a proxy have a right to revoke it by a written instrument, including a later dated proxy, signed in the same manner as the prior proxy and received by the Secretary of the Corporation prior to the commencement of the Annual Meeting.


Record Date - Voting Securities - Quorum


   The record date for the Annual Meeting is March 5, 1998. Only holders of record of common stock on the Corporation's books at the close of business on March 5, 1998 will be entitled to notice of and to vote at the Annual Meeting. On that date, the Corporation had outstanding 6,208,489 shares of common stock. The shareholders are entitled to one vote per share on any business which may properly come before the meeting. There is no cumulative voting with respect to the election of directors.


   Shares represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted FOR the election of the nominees for the directors named below, FOR the proposal to approve and adopt the proposed amendment to Article 6 of the Corporation's Articles of Incorporation to eliminate par value for the Corporation's common stock; FOR approval and adoption of the 1998 Independent Directors Stock Option Plan; FOR approval and adoption of the 1998 Employee Stock Purchase Plan; FOR approval and adoption of the 1998 Incentive Stock Option Plan; and FOR ratification of the appointment of Parente, Randolph, Orlando, Carey & Associates, Independent Accountants, as the Corporation's independent auditors for the fiscal year ending December 31, 1998.

   Under Pennsylvania law and the By-Laws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast, will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

   Assuming the presence of a quorum, the seven (7) nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee.

   Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders on such matters is required for the approval and adoption to eliminate par value and for the approval and adoption of the three (3) Option Plans. Abstentions and broker non-votes are not deemed to constitute "votes cast" and therefore do not count either for or against such ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each such matter by reducing the total number of shares voted from which the required majority is calculated.

   Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders on such matter is required for the ratification of the appointment of independent certified public accountants. Abstentions and broker non-votes are not deemed to constitute "votes cast" and therefore do not count either for or against such ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each such matter by reducing the total number of shares voted from which the required majority is calculated.

   The Corporation has no present reason to believe that any of the Board's nominees will be unable to serve as a director, if elected. The Board of Directors does not know whether any nominations will be made at the Annual Meeting other than those specified in this proxy statement. If any such nominations are made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons named as proxyholders will vote for those persons nominated by the Board and identified in this proxy statement.


Security Ownership of Certain Beneficial Owners


   The following table sets forth, as of March 5, 1998, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5 percent (5%) of the Corporation's outstanding Common Stock, the number of shares beneficially owned by such person and the percentage of the Corporation's outstanding Common Stock so owned.

                                                            Percentage of
                                                             Outstanding
                                           Shares           Common Stock
                                        Beneficially        Beneficially
       Name and Address                   Owned (1)            Owned
       ----------------                 ------------        ------------

F.N.B. Corporation                        936,870              15.09%
Hermitage Square
Hermitage, Pennsylvania 16148


(1)  See footnote (1) to the "Security Ownership of Nominees, Directors and
     Executive Officers" table on page 10 for the definition of "beneficially owned."


                              BOARD OF DIRECTORS

General

   The By-Laws of the Corporation provide that the Corporation's business shall be managed by a Board of Directors of not less than six (6) and not more than twenty five (25) directors. The Corporation's Board, as provided in the By-Laws, is divided into three (3) classes of directors, with each class being as nearly equal in number as possible. The Board of Directors consists currently of sixteen (16) directors with (i) seven (7) directors in the class whose term expires at the annual meeting in 1998, (ii) five (5) directors in a class whose term expires at the annual meeting in 1999, and (iii) four (4) directors in the class whose term expires at the annual meeting in 2000.
Under the Corporation's By-Laws, persons elected by the Board of Directors to fill a vacancy on the Board serve as directors for a term expiring with the next annual meeting, unless the directors are appointed by the Board after the shareholder record date for that meeting, in which case the person serves as a director until the annual meeting following that meeting. The directors in each class normally serve terms of three (3) years each and until their successors are elected, qualified and take office. All of the nominees are current directors of the Corporation.

   Mr. Stephen J. Gurgovits and Mr. Thomas B. Hebble were appointed to the Board of Directors on June 26, 1997 and in accordance with the Corporation's By-Laws, their term as a director expires at the 1998 Annual Meeting.

General Information About the Board of Directors*

   The Corporation's and Sun Bank's Boards of Directors hold separate meetings.

   There were five (5) meetings of the Corporation's Board of Directors during 1997. Each incumbent director attended at least seventy five percent (75%) of the aggregate of the total number of meetings of the Corporation's Board of Directors held during the period for which such incumbent was a director and each incumbent director, other than Mr. John, Mr. Mengel and Mr. Schnure, attended at least seventy five percent (75%) of the total number of meetings held by all committees of the Board on which such incumbent served.

The Committees of the Corporation's Boards

   Executive/Asset & Liability Management Committee (the "Executive/ALCO"). The Executive/ALCO Committee of the Corporation's Board may exercise the full authority of the Board of Directors in the management of the business and affairs of the Corporation between meetings of the Board and coordinate and control the Corporation's asset/liability management procedures. The Committee reviews and makes recommendations to the Board of Directors on all matters relating to the programs of the Corporation that will accomplish its long and short range objectives and goals. The Committee held four (4) meetings in 1997. The members of the Committee are: George F. Keller, Chairman; Max E. Bingaman; Jeffrey E. Hoyt; Fred W. Kelly, Jr.; and Lehman B. Mengel.

   Audit Committee. The Audit Committee recommends, for ratification by the shareholders, the independent certified public accountants that will be retained by the Corporation and Sun Bank. The Audit Committee approves services to be performed by the independent accountants. The Committee held

_____________

* See Footnote Information Concerning Directors on Page 8 four (4) meetings in 1997. The members of the Committee are: Max E. Bingaman, Chairman; David R. Dieck; Louis A. Eaton; Dr. Robert E. Funk; Thomas
B. Hebble; Marlin T. Sierer; Jerry A. Soper; and Jeffrey J. Kapsar, an ex officio member and the Corporation's Internal Auditor and Compliance/Loan Review Officer.

   Investment Committee. The Investment Committee, a subcommittee of the Executive/ALCO Committee, develops and implements a portfolio investment policy for the Corporation. The Committee meets at the call of any member of the Committee. The Committee held two (2) meetings during 1997. The members of the Committee are: Jeffrey E. Hoyt, Chairman; Stephen J. Gurgovits; George
F. Keller; and Fred W. Kelly, Jr.

   Long Range Planning/Merger & Acquisition Committee (the "Long Range Planning/M&A"). The Long Range Planning/M&A Committee develops and implements long range planning for the Corporation and develops and implements the Corporation's policy concerning mergers and acquisitions. The Committee meets at the call of the Chairman of the Committee. The Committee held nine (9) meetings during 1997. The members of the Committee are: Fred W. Kelly, Jr., Chairman; Robert A. Hormell; Jeffrey E. Hoyt; George F. Keller; and Raymond C. Bowen, an ex officio member.

   Nominating Committee. The Nominating Committee meets once a year, or more often if necessary, to consider or nominate candidates for directorships. The Committee considers director nominees recommended by the Board and shareholders. Pursuant to Article II, Section 2 of the By-Laws, a shareholder wishing to nominate a candidate must file a written notice of the nomination or candidacy with the Secretary of the Corporation not less than one hundred twenty (120) days prior to the election of directors. When submitting a recommendation to the Secretary, the shareholder must send biographical information about the candidate, together with a statement of the candidate's qualifications and any other data supporting the recommendation. If it is determined that the candidate has no conflicts of interest or directorships with other companies that would disqualify the candidate from serving as a director of the Corporation, the candidate's name will be presented to the Nominating Committee for consideration. The Committee held two (2) meetings during 1997. The members of the Committee are: Jerry A. Soper, Chairman; Louis A. Eaton; Dr. Robert E. Funk; Fred W. Kelly, Jr.; Howard H. Schnure; and Marlin T. Sierer.

   Personnel and Retirement Committee.  The Personnel and Retirement
Committee meets to review the provisions of SUN's Pension Plan, 401(k) Plan and the Non-Qualified Supplemental Income Plan, to recommend appropriate changes in any of their provisions and to recommend to the Board, contributions to be made to the plans. In addition, the Committee determines the eligibility requirements for SUN's Pension Plan, 401(k) Plan and the Non-Qualified Supplemental Income Plan and determines who is eligible to participate and to obtain benefits pursuant to those plans. The Committee meets at the call of the Chairman of the Committee or the President of the Corporation. The Committee held three (3) meetings during 1997. A subcommittee of the Personnel and Retirement Committee called the Compensation Committee, which is comprised of four (4) outside Directors (Mr. Keller, Mr. Bingaman, Mr. Hormell and Mr. Soper), determines the executive compensation policy of SUN and administers SUN's Stock Incentive Plan and SUN's Employee Stock Purchase Plan. The Committee meets at the call of its Chairman and held two (2) meetings in 1997. The members of the Personnel and Retirement Committee are: George F. Keller, Chairman; Max E. Bingaman; Robert A. Hormell; Jeffrey E. Hoyt; Paul R. John; Fred W. Kelly, Jr.; Lehman B. Mengel; Jerry A. Soper; Dennis J. Van; and Carol A. Swineford, an ex officio member and Sun Bank's Vice President of Human Resources.

Members of the Boards of Directors - Biographical Information

                     NOMINEES FOR ELECTION TO SERVE UNTIL 2001

   MAX E. BINGAMAN, age 62, President since 1969 of Bingaman and Son Lumber Company, Inc., supplier of hardwood lumber to the furniture and cabinet industry. Mr. Bingaman serves as a director of the Hardwood Lumber Manufacturers Association of Penna., Bethesda Treatment Center, a privately operated program for troubled youth, located in Milton, the Pennsylvania Family Institute, and he serves as a member of the Board of Associates of Messiah College at Grantham, PA. He has served on the Boards of Sun Bank and the Corporation since 1983 and he serves on the Audit, Executive/ALCO and Personnel and Retirement Committees. Mr. Bingaman's term as a director expires in 1998 and if elected will serve until 2001.

   STEPHEN J GURGOVITS, age 54, is Vice Chairman of FNB Corporation and President and CEO of First National Bank of Pennsylvania. Mr. Gurgovits is a director of FNB Corporation, First National Bank of Pennsylvania, Regency Finance Corporation, Winner International Corporation, a marketer of security devices in Sharon, Pennsylvania, Walton Paint Company, and a part owner of Betres-Keelan, Inc., a builder and leasor of a strip plaza in Butler, Pennsylvania. He was appointed to the Corporation's Board on June 26, 1997 and he serves on the Investment Committee. Mr. Gurgovits's term as a director expires in 1998 and if elected will serve until 2001.

   ROBERT A. HORMELL, age 50, is Assistant Director of the Susquehanna Economic Development Association - Council of Governments (SEDA-COG) which provides management of economic and community development for an eleven (11) county organization in central Pennsylvania. Mr. Hormell is a director of the Warrior Run Community Corporation. He has served on Sun Bank's Board since 1991 and the Corporation's Board since 1994, and he serves on the Long Range Planning/M & A and Personnel and Retirement Committees. Mr. Hormell's term as a director expires in 1998 and if elected will serve until 2001.

   LEHMAN B. MENGEL, age 70, Chairman and Director of L/B Water Service
South, Inc. since 1984, which provides the water and sewer works industry with materials and service and Director and Treasurer of the Sunbury Grouse Club. He has served on the Board of Sun Bank since 1974 and the Corporation's Board since 1982, and he serves on the Executive/ALCO Committee. Mr. Mengel's term as a director expires in 1998 and if elected will serve until 2001.

   HOWARD H. SCHNURE, age 87, owner from 1936 to 1984 and since 1984 part owner of Central Penn Wilbert Vault Company, manufacturer of burial vaults.
He has served on Sun Bank's Board since 1967 and the Corporation's Board since 1982, and he serves on the Nominating Committee. Mr. Schnure's term as a director expires in 1998 and if elected will serve until 2001.

   MARLIN T. SIERER, age 75, prior owner for 32 years of the Sierer Brothers Fruit Farm, Inc. Mr. Sierer sold the business in 1974 and retired in 1985 from that company. He has served on the Boards of Sun Bank and the Corporation since 1982, and he serves on the Audit and Nominating Committees. Mr. Sierer's term as a director expires in 1998 and if elected will serve until 2001.

                     NOMINEE FOR ELECTION TO SERVE UNTIL 2000

   THOMAS B. HEBBLE, age 37, is Senior Vice President of First National Bank of Pennsylvania and previously served as Senior Vice President of Metropolitan National Bank of Ohio. Mr. Hebble is Treasurer and director of Shepherd of the Valley, Inc., a full care nursing home in Niles, Ohio. He was appointed to the Corporation's Board on June 26, 1997 and he serves on the Audit Committee. Mr. Hebble's term as a director expires in 1998 and if elected will serve until 2000.


                    DIRECTORS CONTINUING IN OFFICE UNTIL 1999

   DAVID R. DIECK, age 64, President and co-owner of Lancaster Laundry,
Inc., Lancaster, Pennsylvania, since July 1, 1990. He is a former Vice President and co-owner of Valley Glass Company of Sunbury, Pennsylvania, and a former partner in Valley Realty Company having sold his interest in both businesses as of June 30, 1990. Mr. Dieck was employed by Brush Industries in Sunbury, Pennsylvania, for thirty four (34) years serving in various capacities including Treasurer and General Manager and left that company in 1985. He has served on the Boards of the Corporation and Sun Bank since 1987 and his term as a director expires in 1999. He serves on the Audit Committee.

   LOUIS A. EATON, age 76, was a Sales Engineer since 1981 for Dorsey Trailers, Inc., a manufacturer and distributor of truck trailers and retired on December 31, 1986. He has served in various capacities with Dorsey Trailers, Inc. (formerly Trailco Manufacturing and Sales Co., Inc.) since 1947. He has served on Sun Bank's Board since 1979 and the Corporation's Board since 1982 and his term as a director expires in 1999. He serves on the Audit and Nominating Committees.

   DR. ROBERT E. FUNK, age 67, a practicing dentist in Watsontown having started his general dentistry office in 1955. He was elected to the Corporation's Board in 1993 and served on Sun Bank's Board since 1977 and his term as a director expires in 1999. He serves on the Audit and Nominating Committees.

   GEORGE F. KELLER, age 64, Chairman of the Corporation, Chief Executive Officer and member of the Board of Keller Marine Service, Inc., a wholesale distributor of marine products. He is a past President of the National Marine Distributors Association. In 1996, Mr. Keller received the Jim Barker Memorial Award, a life time achievement award, "in grateful recognition for his contribution of leadership and service to the RV After Market Industry." Mr. Keller serves as a director of the Salvation Army, the Susquehanna Economic Development Association - Council of Governments (SEDA-COG) and is a Regional Vice President and Director of the Central Susquehanna Valley Chamber of Commerce. He has served on Sun Bank's Board since 1967 and the Corporation's Board since 1982, was appointed Chairman of Sun Bank's and the Corporation's Board in 1997 and his term as a director expires in 1999. He serves on the Executive/ALCO, Long Range Planning/M & A and Personnel and Retirement Committees.

   DENNIS J. VAN, age 51, is President and owner of The Colonial Furniture Company, a manufacturer of quality home furniture located in Freeburg, PA. Mr. Van serves as a director of the Susquehanna Valley Country Club. He has served on Sun Bank's Board since 1990 and the Corporation's Board since 1994, and his term as a director expires in 1999. He serves on the Personnel and Retirement Committee.

                   DIRECTORS CONTINUING IN OFFICE UNTIL 2000

   JEFFREY E. HOYT, age 42, is Executive Vice President, Chief Operating Officer and Secretary of the Corporation and Sun Bank. Mr. Hoyt is a Certified Public Accountant (CPA) and a Certified Financial Planner (CFP) and maintains membership both on a national and state level with these professional associations. He has served on the Boards of Sun Bank and the Corporation since 1996 and his term as a director expires in 2000. He serves on the Executive/ALCO, Investment, Long Range Planning/M&A and Personnel and Retirement Committees.

   PAUL R. JOHN, age 60, is Chairman and Director of Ritz-Craft Corporation of PA, Inc., a housing manufacturer located in Mifflinburg, PA, and a director of Inter Industry Reinsurance Co., LTD, an offshore foreign independent insurance company; and a director of the John Family Foundation. He has served on Sun Bank's Board since 1990 and the Corporation's Board since 1994, and his term as a director expires in 2000. He serves on the Personnel and Retirement Committee.

   FRED W. KELLY, JR., age 53, President and Chief Executive Officer of the Corporation and Sun Bank. Mr. Kelly is Vice President and a director of Wm. F. Groce, Inc., a silk and fabric processing company in Selinsgrove, Pennsylvania, and Chairman of Selinsgrove Area Industrial Development, Inc. He is a trustee and President of Sunbury Community Hospital, Past Secretary of the Central Susquehanna Valley Chamber of Commerce, Past Director of Susquehanna University, and a member of the Degenstein Foundation. He has served as President and Chief Executive Officer of the Corporation since its formation in 1982 and as President of Sun Bank since 1975 and its Chief Executive Officer since 1981 and has served on Sun Bank's Board since 1975 and the Corporation's Board since 1982, and his term as a director expires in 2000. He serves on all the Board Committees of the Corporation other than the Audit Committee.

   JERRY A. SOPER, age 65, former Vice President of Ott Packagings, Inc., Selinsgrove, Pennsylvania, a manufacturer of paper box products having retired in February 1992. He has served on the Boards of the Corporation and Sun Bank since 1982, and his term as a director expires in 2000. He serves on the Audit, Nominating and Personnel and Retirement Committees.


* Footnote Information Concerning Directors

(1) References to service on the Board of Directors refers to Snyder County or Watsontown only prior to 1982 and to Snyder County, Watsontown and Corporation since 1982, unless specifically otherwise stated. The Board of Directors of Snyder County and Watsontown were consolidated under a common charter with the title of Sun Bank, which has a 14 member Board. All ages of the directors are as of March 5, 1998, the record date for the Annual Meeting.

(2) The Corporation is not aware of any arrangement or understanding between a nominee or director pursuant to which he or any other person or persons were to be selected as a director or nominee.

Information Concerning Executive Officers of the Corporation*

           Name                   Title and Position                       Age

Fred W. Kelly, Jr.         President and Chief Executive Officer            53
                           of the Corporation and Sun Bank

Mr. Kelly has served as President of Snyder County, incorporated as Sun Bank, since July 1975, having advanced from Vice President, and was appointed Chief Executive Officer of Snyder County in 1981. Mr. Kelly has served as President and Chief Executive Officer of the Corporation since its establishment in 1982.

          Name                    Title and Position                       Age

Jeffrey E. Hoyt            Executive Vice President, Chief Operating        42
                           Officer and Secretary of the Corporation and Sun Bank

Mr. Hoyt has served as Vice President and Chief Financial Officer of Snyder County, now Sun Bank, since October 1988 and was appointed Senior Vice President and Chief Financial Officer on October 26, 1995. Mr. Hoyt has also served as Chief Financial Officer of the Corporation since that date and was appointed as Vice President and Chief Financial Officer in 1993. On December 27, 1996, he was appointed to his position of Executive Vice President, Chief Operating Officer and Secretary. Prior to joining Snyder County, now Sun Bank, and the Corporation, Mr. Hoyt, a CPA and CFP, was employed in public accounting, and from 1981 until October 1988, was employed at the Williamsport National Bank, initially as its auditor and later as its controller.








* Footnote Information Concerning Executive Officers

(1) Each executive officer of the Corporation serves at the pleasure of the Board of Directors. All ages of the executive officers are as of March 5, 1998, the record date for the Annual Meeting.

(2) The Corporation is not aware of any arrangement or understanding between any executive officer and any other person or persons pursuant to which any executive officer was or is to be selected as an officer of the Corporation.

(3) None of the above executive officers has any family relationship with any other executive officer or with any director of the Corporation.

Security Ownership of Nominees, Directors and Executive Officers of the Corporation


The following table sets forth, as of March 5, 1998, and from data supplied by the respective individual, information concerning the amount and percentage of Common Stock beneficially owned by each director, by each nominee for the Board of Directors and by all directors and executive officers as a group. Unless otherwise indicated in a footnote, each director and officer has sole voting and investment power over the shares listed as beneficially owned.


                                          Amount and Nature    Percentage of
                                             of Beneficial      Outstanding
                                             Ownership of       Corporation
                                           Common Stock as      Common Stock
Name                                       of March 5, 1998 (1)    Owned

NOMINEES FOR ELECTION AS DIRECTORS
   FOR 3 YEAR TERMS EXPIRING IN 2001

Max E. Bingaman (2)  . . . . . . . . . . . . . . 21,050             .34
Stephen J. Gurgovits  . . . . . . . . . . . . .     227
Robert A. Hormell (3) . . . . . . . . . . . . .   3,659             .06
Lehman B. Mengel (4) . . . . . . . . . . . .  .  85,650            1.38
Howard H. Schnure (5) . . . . . . . . . . . . .  35,322             .57
Marlin T. Sierer (6) . . . . . . . . . . . .  .  26,067             .42

NOMINEE FOR ELECTION AS DIRECTOR
   FOR 2 YEAR TERM EXPIRING IN 2000
Thomas B. Hebble  . . . . . . . . . . . . . . .     227

DIRECTORS WHOSE TERMS EXPIRE IN 2000
Jeffrey E. Hoyt (7)  . . . . . . . . . . . . .    3,659             .06
Paul R. John (8)  . . . . . . . . . . . . . . . 164,950            2.66
Fred W. Kelly, Jr. (9)  . . . . . . . . . . . .  33,376             .54
Jerry A. Soper (10) . . . . . . . . . . . . . .  58,640             .95

DIRECTORS WHOSE TERMS EXPIRE IN 1999
David R. Dieck (11) . . . . . . . . . . . . . .  11,395             .18
Louis A. Eaton (12)  . . . . . . . . . . . . .   15,000             .24
Dr. Robert E. Funk (13) . . . . . . . . . . . .   6,961             .11
George F. Keller (14)  . . . . . . . . . . . .  182,619            2.94
Dennis J. Van (15)  . . . . . . . . . . . . . .  25,217             .41

All directors and executive officers
   as a group (16 persons)  . . . . . . . . . . 674,019           10.86

Footnote Information Concerning Security Ownership of Directors and Executive Officers

 (1) Securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities Exchange Commission ("SEC") and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 5, 1998. Individuals may disclaim beneficial ownership as to certain of the securities reported.

 (2) Includes 18,021 jointly held by Mr. Bingaman and Martha Bingaman, his wife and 3,029 shares held by Mr. Bingaman in a 401(k) account through Bingaman & Son Lumber, Inc.

 (3) Includes 2,224 shares jointly held by Mr. Hormell and Jean L. Hormell, his wife.

 (4)  Includes 84,156 shares held by the L & R Mengel Company.

 (5) Includes 5,152 shares jointly held by Mr. Schnure and his son, James Purdy Schnure, and 4,051 shares jointly held by Mr. Schnure and his daughter, Sarah J. Lindsay.

 (6)  Includes 15,750 shares held by H. Arlene Sierer, his wife.

 (7)  Includes 409 shares jointly held by Mr. Hoyt and Kathy J. Hoyt, his wife.

 (8) Includes 164,950 shares jointly held by Mr. John and Mildred D. John, his wife.

 (9) Includes 25,483 shares held by Donnell W. Kelly, his wife, and 917 shares jointly held by Mr. Kelly and Kyle D. Kelly, his son.

(10) Includes 20,811 shares held jointly by Mr. Soper and Craig A. Ott Soper, his son; 20,818 shares jointly held by Mr. Soper and Kim Marie Soper, his daughter; 6,339 shares jointly held by M. Corrine Soper, his wife, and Craig A. Ott Soper, his son; 6,339 shares jointly held by Corrine Soper, his wife, and Kim Marie Soper, his daughter, and 410 shares held in a personal Trust Account for Mr. Soper.

(11) Includes 11,395 shares jointly held by Mr. Dieck and Annetta M. Dieck, his wife.

(12) Includes 15,000 shares jointly held by Mr. Eaton and Dorothy L. Eaton, his wife.

(13) Includes 1,040 shares jointly held by Dr. Funk and Marvene Funk, his wife.

(14) Includes 45,120 shares jointly held by Mr. Keller and Margaret E. Keller, his wife; 14,094 shares held by Margaret E. Keller, his wife; and 107,031 shares held by Keller Marine Service, Inc.

(15) Includes 9,742 shares jointly held by Mr. Van and Judy A. Van, his wife; 4,781 shares held in an Individual Retirement Account for Judy A. Van, his wife and 6,508 shares held by Colonial Furniture Company.

Executive Compensation and Other Information

                           COMPENSATION COMMITTEE REPORT


   The Board of Directors has designated a Compensation Committee ("Committee"), a subcommittee of the Personnel and Retirement Committee, which consists of four (4) outside Directors. To accomplish the strategic goals and objectives of the Corporation, SUN and Sun Bank engage competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner. The fundamental philosophy of SUN's and Sun Bank's compensation program is to offer competitive compensation opportunities based on individual contribution and personal performance. The objectives of the Committee are to establish a fair compensation policy to govern executive salaries and incentive plans to attract and motivate competent, dedicated and ambitious executives whose efforts will enhance the products and services of SUN and its subsidiaries, the results of which should be improved profitability, increased dividends to our shareholders and subsequent appreciation in the market value of SUN's shares.

   The Compensation Committee does not deem Section 162(m) of the Internal Revenue Code (the "IRC") to be applicable to the Corporation at this time.
The Compensation Committee intends to monitor the future application of
Section 162(m) of the IRC to the compensation paid to its executive officers and in the event that this section becomes applicable, it is the intent of the Compensation Committee to amend the Corporation's compensation plans to preserve the deductibility of the compensation payable to executive officers under such plans.

   The compensation of SUN's Chief Executive Officer ("CEO") and Chief Operating Officer ("COO") is determined by the Committee and is reviewed and approved annually by the Board of Directors. As a guideline for review in determining the CEO's and COO's base salary, the Committee uses information found in various surveys based on asset size within Pennsylvania and SUN's market region. Pennsylvania peer group banks are utilized because of common industry issues and competition for the same Executive talent.

   SUN's performance accomplishments using return on average assets ("ROA") and return on average equity ("ROE") are reviewed; however, there is no direct correlation between the CEO's and COO's compensation or the CEO's and COO's increase in compensation and any of the noted criteria nor is there any weight given by the Committee to any specific individual criteria. Increases in the CEO's and COO's compensation are based on the Committee's subjective determination after review of all information, including the above, that it deems relevant.

                                   Members of the Compensation Committee

                                   George F. Keller, Chairman
                                   Max E. Bingaman
                                   Robert A. Hormell
                                   Jerry A. Soper

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   No member of the Compensation Committee was an officer, former officer or employee of SUN or any of its subsidiaries.

                              SUMMARY COMPENSATION TABLE

   The remuneration table contains information with respect to annual compensa-tion for services in all capacities to the Corporation for fiscal years ending December 31, 1997, 1996 and 1995 of those persons who were, at December 31, 1997, (i) the Chief Executive Officer and (ii) the four (4) other most highly compensated executive officers of the Corporation to the extent such person's total annual salary and bonus exceeded $100,000:


                     Annual Compensation 1/          Long-Term Compensation
                                                     Awards           Payouts
    (a)            (b)    (c)    (d)    (e)         (f)      (g)    (h)      (i)
                                     Other Annual Restricted           All Other
   Name and              Salary Bonus  Compensa-    Stock Options/ LTIPCompensa-
  Principal                            tion 2/     Award(s)SARs   Payouts tion
   Position        Year   ($)    ($)    ($)           ($)  (#) 3/   ($) ($) 4/5

Fred W. Kelly, Jr. 1997 146,604 30,117  2,635         0     13,387   0    23,539
President & CEO    1996 143,653 32,459  4,517         0      8,000   0    22,409
                   1995 140,300 27,382 11,612         0      8,662   0    21,634

Jeffrey E. Hoyt    1997 110,399 21,510  4,257         0     12,600   0    12,358
Exec. VP & COO     1996  96,152 21,103  3,154         0      7,000   0     9,621
                   1995  84,157 15,434  4,416         0      6,063   0     9,263

__________________________

1/ Compensation deferred at election of executive includable in category and year earned.

2/ Includes perquisites and other personal benefits (No Director or Officer received in the aggregate more than $10,000 of personal benefits).

3/ Options granted pursuant to SUN's Stock Incentive Plan and adjusted for 3 for 2 Stock Split effective December 1994, the 5% Stock Dividend granted June 1995, the 10% Stock Dividend granted December 1995 and the 5% Stock Dividend granted June 1996, the 5% Stock Dividend granted June 1997 and for the 3 for 2 Stock Split effective December 1997.

4/ Residual category for Mr. Kelly includes: (a) employer contributions to defined contribution plan ($8,000); employer contributions to a 401(k) plan ($4,800); and (c) employer contributions to a non-qualified supple-mental retirement plan ($10,739). The respective amounts disclosed for 1996 were (a) $7,500; (b) $4,500; and (c) $10,409 and for 1995 were (a) $7,500;
    (b) $4,500; and (c) $9,634.

5/ Residual category for Mr. Hoyt includes: (a) employer contributions to defined contribution plan ($6,591); (b) employer contribution to a 401(k) plan ($3,954); and (c) employer contributions to a non-qualified supple-mental retirement plan ($1,813). The respective amounts disclosed for 1996 were (a) $5,551; (b) $2,335; and (c) $1,735 and for 1995 were
    (a) $4,830; (b) $2,898; and (c) $1,535.


   Other than the compensation set forth in the above table and under the several plan captions below, the other compensation for services during 1997 aggregated less than the disclosure thresholds established by the Securities and Exchange Commission for other than the named executive officer.

OPTION/SAR GRANTS TABLE


                         Option/SAR Grants In Last Fiscal Year

                                  Individual Grants
   (a)                 (b)        (c)            (d)         (e)            (f)
                  Number of     % of Total
                 Securities     Options/
                 Underlying    SARs Granted     Exercise                Grant
                  Options/     to Employees     or Base                  Date
                SARs Granted    in Fiscal        Price     Expiration  Present
   Name            (#) 1/         Year          ($/Sh) 2/     Date     Value ($)

Fred W. Kelly, Jr.   13,387      22.08%        $24.12       4/23/07  $322,894.44
President & CEO

Jeffrey E. Hoyt      12,600      20.78%        $24.12       4/23/07  $303,912.00
Exec. Vice President,
  COO & Secretary

________________________

1/ Reflects share adjustment based on 5% Stock Dividend granted June 1995, the 10% Stock Dividend granted December 1995, the 5% Stock Dividend granted June 1996, the 5% Stock Dividend granted June 1997 and the 3 for 2 Stock Split effective December 1997. The Options granted under the SUN BANCORP, INC. 1994 Stock Incentive Plan are not exercisable until January 5, 1999.

2/ Reflects price adjustment based on 5% Stock Dividend granted June 1995, the 10% Stock Dividend granted December 1995, the 5% Stock Dividend granted June 1996, the 5% Stock Dividend granted June 1997 and the 3 for 2 Stock Split effective December 1997.



Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Mr. Kelly did not exercise any options in fiscal year 1997.

Mr. Hoyt exercised 1,500 options in fiscal year 1997 at an adjusted price of $16.23 per share.

Shareholder Return Performance Graph

   Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's common stock against the cumulative total return of all NASDAQ stocks, SNL less than $500 Million Bank Index for the period of five fiscal years commencing January 1, 1993 and ending December 31, 1997. The shareholder return shown on the graph below is not necessarily indicative of future performance.



                    COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                      SUN BANCORP, INC. Common, All NASDAQ Stocks,
                       And SNL Less Than $500 Million Bank Index







                                     [ GRAPH ]

                        NOTE - GRAPH TO FOLLOW WITH HARD COPY



                                       Period Ending
Index                12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97

SUN BANCORP, INC.     100.00   185.60   228.54   313.68   427.99   724.96
NASDAQ - Total US     100.00   114.80   112.21   158.70   195.19   239.53
SNL <$500M Bank Index 100.00   130.56   140.42   192.09   247.24   421.47

Employment Contracts of SUN Executives

   On July 14, 1987, Mr. Kelly entered into a written five (5) year employment agreement (the "Agreement") with SUN. The Agreement automatically renews for an additional year, unless either SUN or Mr. Kelly deliver notice of an intention to terminate the Agreement, prior to January thirtieth of that year. Mr. Kelly has been notified that his Agreement will not be renewed after January 30, 1998. Mr. Kelly's Agreement was amended on December 19, 1988 and provides that Mr. Kelly will receive (i) a minimum annual base salary of $146,204 in 1997; (ii) a profit sharing pursuant to Sun Bank's Executive Incentive Plan; (iii) benefits under and the right to participate in any future or revised compensation and benefit plan or arrangements offered by SUN or Sun Bank during the term of the Agreement including SUN's Stock Incentive Plan and Employee Stock Purchase Plan; (iv) upon termination of his employment other than for cause, a benefit equal to that which would have been payable to Mr. Kelly pursuant to the defined contribution plan had he been employed for the full term of the Agreement; (v) upon his disability, benefits equal to his then current salary during the disability period until termination of his employment, subject to adjustments for payments made to him under any applicable disability plan; and (vi) his stated salary and profit sharing until the termination of the Agreement should his employment with SUN and/or Sun Bank be terminated for other than "cause" as defined in the Agreement which includes willful violation of the Agreement. If Mr. Kelly's employment was terminated by SUN, without cause, on December 31, 1997, Mr. Kelly would have received an aggregate amount of $731,020 for his services through January of 2002.

   On May 6, 1994, Mr. Hoyt entered into a written five (5) year employment agreement (the "Agreement") with SUN. The Agreement automatically renews for an additional year, unless either SUN or Mr. Hoyt deliver notice of an intention to terminate the Agreement, prior to September thirtieth of that year. Mr. Hoyt has been notified that his Agreement will not be renewed after September 30, 1998. Mr. Hoyt's Agreement provides that he will receive (i) a minimum annual base salary of $110,399 in 1997; (ii) a profit sharing pursuant to Sun Bank's Executive Incentive Plan; (iii) benefits under and the right to participate in any future or revised compensation and benefit plan or arrangements offered by SUN or Sun Bank during the term of the Agreement including SUN's Stock Incentive Plan and Employee Stock Purchase Plan; (iv) upon termination of his employment other than for cause, a benefit equal to that which would have been payable to Mr. Hoyt pursuant to the defined contribution plan had he been employed for the full term of the Agreement; (v) upon his disability, benefits equal to his then current salary during the disability period until termination of his employment, subject to adjustments for payments made to him under any applicable disability plan; and (vi) his stated salary and profit sharing until the termination of the Agreement should his employment with SUN and/or Sun Bank be terminated for other than "cause" as defined in the Agreement which includes willful violation of the Agreement. If Mr. Hoyt's employment was terminated by SUN, without cause, on December 31, 1996, Mr. Hoyt would have received an aggregate amount of $524,395 for his services through September of 2002.

                              Future Remuneration

   The officers included in the remuneration table on page 13, as named individuals, may in the future receive benefits under one or more of the following ongoing plans.

SUN 401(k) Plan

   Effective January 1, 1990, SUN adopted and made available to eligible employees of Sun Bank, a profit sharing-savings plan (the "401(k) Plan") for which Sun Bank is the trustee. The 401(k) Plan is intended to comply with the requirements of Section 401(k) of the Internal Revenue Code and is subject to the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"). Employees of SUN's subsidiary, Sun Bank, become eligible to participate in the 401(k) Plan on January 1st following their employement and eighteenth (18th) birthday. The participating employees (the "participants") may elect to have from two percent (2%) to fifteen percent (15%) of their compensation, as defined in the 401(k) Plan, contributed to the 401(k) Plan.

   All elective contributions are immediately one hundred percent (100%) vested, however, matching contributions by the participant's employer are vested only after the employee has completed five (5) years of active service for the employer. Participants may direct the investment of elective contribution into a money market fund, bond fund, growth fund, an intermediate government trust fund, as well as the purchase of SUN common stock. All benefits payable under the 401(k) Plan may be paid in a lump sum or an annuity upon a participant's retirement, disability, termination of employment or death. A participant may also elect to receive benefits at the age of fifty-five (55) upon early retirement and withdrawal from the 401(k) Plan is permitted in case of immediate financial hardship.

   On August 6, 1990, SUN's Board adopted a Defined Contribution Plan (the "Contribution Plan") and made it available to all eligible employees of Sun Bank under the provisions of the 401(k) Plan.

   Under the Contribution Plan, a minimum of five percent (5%) of the employee's wages will be paid by Sun Bank and deposited in the Contribution PLan for the eligible employee at the end of each calendar year. No contribution on the part of the employee is required or permitted. The employee may choose to invest SUN's contribution in any of the investment options available under SUN's 401(k) Plan discussed below. After completion of five (5) years of active service, the employee will be vested in SUN's contributions made to the Contribution Plan on his/her behalf.

   To be eligible to participate in the Contribution Plan, an employee must be twenty-one (21) years of age and must work one (1) continuous year in which the employee has worked one thousand (1,000) hours. After completing the eligibility requirements, the employee will enter the Contribution Plan on January 1, or July 1, whichever date comes first. Non-employee directors, of SUN and its subsidiaries, are not eligible to participate in the Defined Contribution Plan.

   Normal retirement is age sixty-five (65) but early retirement may be elected by an employee who has reached age fifty-five (55) and has completed five (5) years of service. After becoming vested, the employee may choose to take a lump sum distribution or an annuity at retirement, disability, termination or death. Payment of benefits upon termination will be made after the year-end valuation which follows the employee's termination date. No loans or withdrawals are permitted from the Contribution Plan.
Each employee's benefit is solely determined by the number of years that the employer has contributed to the Contribution Plan and the results of the employee's investment choices.

   For the executive officers named in the cash remuneration table reported on page 13, the estimated annual pension benefit upon retirement at age sixty-five (65) pursuant to the benefits from the Contribution Plan is $109,456.90 for Mr. Kelly and $114,356.88 for Mr. Hoyt. This estimated benefit does not take into consideration any future increases in the officer's base compensation rate, or the return on the employee's investment in the Contribution Plan, and is a life income ten (10) year certain benefit and would be actuarially reduced for a fifty percent (50%) joint and survivor annuity to the officer and his spouse.


Supplemental Income Plan

   In December 1992, SUN's Board approved a non-qualified Supplemental Income Plan retroactive to January 1, 1990. It was designed for the purpose of retaining talented executives and to promote in these executives a strong interest in the long term, successful operation of the Corporation.

   Seven (7) executives from Sun Bank participate in this plan. Each annual contribution is carried on Sun Bank's records in the participant's name and credited on December 31st of each calendar year. Interest is based on the prior year's average rate received on federal funds sold. No contribution on the part of the employee is required or permitted. Contributions cease at termination, death, retirement or disability. The Plan is an unfunded plan and is subject to the general creditors of the Corporation.

   Normal retirement is age sixty-five (65) but early retirement may be elected by an employee who has reached age fifty-five (55) and completed five
(5) years of service. At retirement, termination, disability or death, the participant will receive an annual benefit for ten (10) years. Any portion of the year will be pro-rated. The Corporation reserves the right to accelerate the payment.

   The future estimated benefit does not take compensation into consideration and the amount credited to Mr. Kelly and Mr. Hoyt in 1997 is included in the "All Other Compensation" column of the Summary Compensation Table.


Executive Incentive Plan of Sun Bank

   During 1994, the Board of Directors of Sun Bank established an executive incentive profit sharing plan based on Sun Bank's profitability and the quality of the performance during the year of key Sun Bank officers designated by the President of Sun Bank. The plan is maintained for certain members of Sun Bank's management to promote a superior level of performance relating to Sun Bank's financial goals. The Personnel and Retirement Committee, with the approval of the Board of Directors, has established payment criteria based on achieving a stated earnings per share. Payments aggregating $148,311.03 were awarded under the previously disclosed profit sharing plan in 1997. During 1997, Mr. Kelly and Mr. Hoyt received payment under the profit sharing plan, and the amount is included in the "Bonus" column of the Summary Compensation table.

Compensation of Directors

   The Chairman and all other directors, who are not officers of the Corporation or any subsidiary, were paid a fee of $450 per quarterly or special meeting attended plus an annual retainer of $1,000, paid on a quarterly basis. A $50 fee is paid for telephone conference calls and payment is made in the quarter in which the call occurred. Attendance is required for payment of the Board fee but not for the annual retainer. The Chairman and all other directors, who are not officers of the Corporation or any subsidiary, are paid for attending the Corporation's Committee meetings. The Chairman was paid an additional fee of $50.00 per meeting attended for services rendered to SUN. Each outside director and the Chairman of the Corporation were paid $200 for each Executive/Asset & Liability Committee meeting attended. Each outside director and the Chairman of the Corporation was paid a fee of $100 for all other Committee meetings of the Board attended in 1997.


                          TRANSACTIONS WITH MANAGEMENT

   There have been no material transactions, proposed or consummated, among the Corporation, or Sun Bank and any director, executive officer of those entities, or any associate of the foregoing persons. The Corporation and Sun Bank have had and intend to continue to have banking and financial transactions in the ordinary course of business with their directors and officers and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers.

   Total loans outstanding from the Corporation and Sun Bank at December 31, 1997, to the Corporation's and the Banks' officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more, was $8,844,488 or approximately 13.48% of the total equity capital of the Corporation. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.


                   SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's Officers and Directors, and persons who own more than ten percent (10%) of the registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

   Based on its review of the copies of such forms received by it, and/or written statements received from the respective individuals, the Corporation believes that during the period January 1, 1997 through December 31, 1997, its Officers and Directors were in compliance with all filing requirements applicable to them.

PROPOSAL 1                       ELECTION OF DIRECTORS

                                 (Item 1 on the Proxy)

Nominees for Directors

   The following directors, whose terms expire at the 1998 Annual Meeting, have been nominated by the Corporation's Board of Directors for election:

   To serve for a three (3) year term of office which expires at the 2001 Annual Meeting:

   Max E. Bingaman
   Stephen J. Gurgovits
   Robert A. Hormell
   Lehman B. Mengel
   Howard H. Schnure
   Marlin T. Sierer

   To serve for a two (2) year term of office which expires at the 2000 Annual Meeting:

   Thomas B. Hebble

   If one or more of the nominees should at the time of the Annual Meeting be unavailable or unable to serve as a director, proxies may vote in favor of a substitute nominee as the Board of Directors determines or the number of nominees to be elected will be reduced accordingly and shares represented by the proxies will be voted to elect the remaining nominees. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve as directors.
                                ____________________

   Assuming the presence of a quorum, the seven (7) nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Proxies solicited by the Board of Directors will be voted for nominees listed above unless the shareholders specify a contrary choice in their proxies.

   The Board of Directors recommends a vote FOR the nominees listed above.

PROPOSAL 2                   AMEND AND RESTATE ARTICLE 6
                   OF THE CORPORATION'S ARTICLES OF INCORPORATION

   On February 9, 1998, the Board of Directors unanimously approved and adopted resolutions to amend and restate Article 6 of the Corporation's Articles of Incorporation, as amended, to eliminate par value for the Corporation's Articles of Incorporation and the resolutions approved and adopted by the Board of Directors and the proposal to the shareholders are set forth below:

   WHEREAS, the Pennsylvania Business Corporation Law of 1988, as amended (the "BCL") does not require a corporation's common stock to have a "Par Value";

   WHEREAS, the Board of Directors of the Corporation believes that the designation of a Par Value for its common stock merely creates additional cumbersome paperwork for ordinary transactions, such as stock splits and stock dividends;

   WHEREAS, the Board of Directors of the Corporation believes that the elimination of a Par Value for the Corporation's common stock is desirable in order to eliminate the unnecessary and cumbersome feature; and

   WHEREAS, the Board of Directors of the Corporation believes that it is in the best interests of the Corporation and its shareholders to amend the Corporation's Articles of Incorporation, as amended, to eliminate par value for the Corporation's common stock in order to provide the Corporation with as much flexibility and convenience as possible to issues additional shares of stock for proper corporate purposes, including stock splits, stock dividends and other similar purposes.

   NOW THEREFORE, BE IT:

     RESOLVED, that, in accordance with Sections 1911, 1912, 1914, 1915 and
1916 of the BCL, the Board of Directors hereby approves and adopts the following amendment to Article 6 of the Corporation's Articles of Incorporation, as amended (the "Amendment") and that the proper officers of the Corporation be and they are hereby authorized, empowered and directed to submit the Amendment to the shareholders of the Corporation for their approval and adoption at the 1998 Annual Meeting of Shareholders to be held on April
23, 1998 (the "Annual Meeting") to wit:

   Article 6 of the Articles of Incorporation, as amended, of SUN BANCORP, INC. is amended and restated to read in full and in its entirety as follows:

1. The aggregate number of shares that the Corporation shall have authority to issue is 20,000,000 shares of Common Stock (the "Common Stock").

    RESOLVED, that the proper officers of the Corporation shall cause to be prepared proxy solicitation materials for the 1998 Annual Meeting of Shareholders to solicit proxies for approval and adoption of the aforesaid Amendment by the shareholders of the Corporation and that the proxy materials recommend approval and adoption of the Amendment by the shareholders;

    RESOLVED, that, as soon as practicable after approval and adoption of the Amendment by the shareholders of the Corporation at the Annual Meeting, the proper officers of the Corporation, are hereby authorized, empowered and directed, for and on behalf of the Corporation, to execute, deliver and file articles of Amendment, containing the Amendment with the Commonwealth of Pennsylvania, Department of State, Corporation Bureau, and upon such filing the Amendment shall be effective;

    RESOLVED, that the proper officers of the Corporation be and they are hereby authorized, empowered and directed to execute, seal, attest, acknowledge and deliver such documents, applications and other instruments, in the name and on behalf of the Corporation, and each and every resolution required to be adopted by any legislation or law, or by any order or regulation of any legislation or law, or by any order or regulation of any governmental body or agency, in any state or jurisdiction, and the same hereby is adopted, approved, and confirmed, and that all action heretofore taken by the officers of the Corporation with respect to amending the Corporation's Articles of Incorporation be and the same hereby is ratified, approved and confirmed; and

    RESOLVED, that the proper officers of the Corporation be and they are hereby authorized, empowered, directed and ordered, in the name of and on behalf of the Corporation, to take any and all actions and to execute any and all documents as may be necessary, appropriate and desirable, in their discretion, to carry out the intent and the purpose of the foregoing resolutions.

    The Board of Directors believes that it is in the best interests of the Corporation to eliminate the archaic designation of par value with respect to the Corporation's common stock. The enactment of the General Association Act of 1988, by the Pennsylvania Legislature was the culmination of a nearly 50 years by the Pennsylvania Bar Association "to create and maintain, the Pennsylvania Corporation Laws as short, definite, clear and fair as possible to shareholders, management and credit of corporations alike, and to constitute them the finest legislation on the subject in the country."
Without question, the most urgently needed change was the elimination of the requirement that a dual set of books be kept: one under current accounting practices, as required by tax and regulatory authorities, and the other to comply with the 1957-period accounting concepts "frozen" into the statutory language of the 1993 Business Corporation Law. For example, under the modern equity method of accounting, earnings of a subsidiary in which a parent corporation has a significant investment automatically appear in the retained earnings of the parent, but for purposes of the antiquated Pennsylvania Business Corporation Law either an actual dividend had to be declared or complex capital surplus tests had to be met and even this later option was not available if the subsidiary was a Canadian or other non-US corporation.

   The revisions to the financial provisions of the law reflected a complete modernization of all the provisions relating to financial matters including the (i) the elimination of the outmoded concepts of stated capital and par value, (ii) the definition of "distribution" as a broad term governing dividends, share repurchases and similar actions that should be governed by the same standard, (iii) the reformulation of the statutory standards governing the making of distributions, (iv) the elimination of references to Treasury stock, and (v) the making of a number of technical and conforming changes that the Pennsylvania legislature found necessary or advisable in connection with the basic revisions.

   Practitioners and legal scholars had long recognized that the pervasive statutory structure in which "par value" and "stated capital" are basic to State corporation statutes, did not serve the original purpose of protecting creditors and senior security holders from payments to junior security holders, and might, to the extend security holders were led to believe it provides some protection, tend to be misleading.

   The elimination of par value will give the Board of Directors more latitude in regulating the affairs of the Corporation. It will not effect a shareholders equity in the corporation nor will it change the rights and privileges of the Common Stock. Elimination of par value will permit the Board of Directors to, among other things, declare stock splits without amending the Corporation's Articles of Incorporation to reflect a change in the par value of the shares. The test for legality of a dividend, now termed a distribution, is the same whether a Corporation continues to have shares with a par value or not.

   The Board of Directors proposes that Article 6 the Corporation's Articles of Incorporation, as amended, be amended to read in full and in its entirety as set forth above and recommends that the shareholders of the Corporation vote FOR the following resolution:

      RESOLVED, that the proposed amendment to Article 6 of the Articles of Incorporation, as amended, of the Corporation, as set forth in its entirety above, be and hereby is, approved, adopted, ratified and confirmed.

   The affirmative vote of a majority of all votes cast by all shareholders entitled to vote thereon is required to approve and adopt this amendment to
Article 6 of the Articles of Incorporation of the Corporation, as amended. Proxies solicited by the Board of Directors will be voted for the foregoing resolution unless shareholders specify to the contrary on their proxies.

   The Board of Directors unanimously recommends a vote FOR the proposal to amend the Corporation's Articles of Incorporation to eliminate par value with respect to the Corporation's shares.


PROPOSAL 3                    APPROVE AND ADOPT THE 1998
                       INDEPENDENT DIRECTORS STOCK OPTION PLAN

   On February 9, 1998, the Board of Directors adopted the Corporation's
1998 Independent Directors Stock Option Plan (the "Director Plan") and reserved 105,000 shares of Common Stock for issuance under the Director Plan. In addition, the Board of Directors recommended the Director Plan to shareholders and directed that the Director Plan be submitted to the shareholders for their approval and adoption at the 1998 Annual Meeting of Shareholders to be held on April 23, 1998.

   The purposes of the Director Plan are to (i) attract, retain and compensate, as directors of the Corporation and its subsidiary, highly qualified individuals, who are not employees of the Corporation or any subsidiary, and (ii) more significantly align the interests of the members of the Board of Directors with those of the Corporation's shareholders, and reserved 105,000 shares of Common Stock for issuance under the Director Plan. The Director Plan is intended to be beneficial to the Corporation and its shareholders because it will encourage directors to have a greater personal financial stake in the Corporation through the ownership of the Corporation's Common Stock, in addition to underscoring the directors' common interest with shareholders and increasing the long-term value of the Corporation's stock.

   The principal features of the Director Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Director Plan, which is appended as Exhibit "A" to this Proxy Statement.

   The Director Plan will become effective upon approval by the shareholders and will continue in effect until all awards under the plan either have lapsed, been exercised, satisfied or canceled according to the terms under the plan. The shares of stock that may be issued under the Director Plan shall not exceed in the aggregate 105,000 shares of the Common Stock, as may be adjusted from time to time due to stock splits, payments of stock dividends or other changes in the structure of the Corporation's capital.

   Persons eligible to receive awards under the Plan shall be those directors who are not employees of either the Corporation or its subsidiaries ("Outside Directors"). Each Outside Director shall receive a stock option on the 4th Thursday of April of each year, with the first award of options to be made on April 22, 1999. Each Outside Director shall be granted an option to purchase 750 shares of Common Stock. The purchase price of Common Stock subject to a stock option shall be the fair market value (as defined in the Director Plan) at the time of grant. No stock option, however, shall be exercised after ten years from the date of grant.

   In the event that a participant ceases to be a director of the Corporation for any cause other than retirement, death or disability, the remaining portion of a participant's unexercised stock options shall terminate one year after the date of termination as a director subject to the ten year limitation on exercisability. In the event that a participant retires, dies or becomes disabled prior to the expiration of the participant's stock options, and without having fully exercised such stock options, and to the extent that the stock options are exercisable at the time of such retirement, death or disability, the participant or his legal representative shall have the right to exercise the stock options during their respective terms within three years after such termination of Board membership.

   Except as otherwise provided by the Board of Directors, awards made to directors under the Director Plan shall be non-transferable other than by will or the laws of descent and distribution as otherwise previously described herein and during the director's lifetime, stock options granted to him shall only be exercisable by the director or, in the event of his disability or death, by his legal representative.

   If the Director Plan is approved by shareholders, it will cover certain stock options granted after April 22, 1999. The table below assumes that grants would have been made on April 25, 1997. On that date the approximate fair market value of the Corporation's Common Stock was $33.25.

                                New Plan Benefits

    Name and Position                   Dollar Value             Number of Units

Fred W. Kelly, Jr., President                0                          0
  and Chief Executive Officer

Jeffrey E. Hoyt, Executive                   0                          0
  Vice President,  Chief Operating
  Officer and Secretary

Executive Group                              0                          0

Non-Executive Director Group             $349,125                    10,500

Non-Executive Officer Employee Group         0                          0


   The Director Plan provides that, if the Corporation, at any time, increases or decreases the number of its outstanding shares of Common Stock or changes, in any way, rights and privileges of such shares through a stock dividend or other distribution upon such shares in Common Stock, or through a stock split, reverse stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Corporation's Common Stock, then the numbers, rights and privileges of shares issuable under the Director Plan shall be increased, decreased or changed in like manner.

   The Board of Directors may amend the Director Plan at any time without shareholder approval, subject to requirements under applicable securities and tax laws; provided, however, that amendment of the Director Plan may not materially and adversely affect any right of a participant with respect to shares of Common Stock previously issued without the participant's written consent.

   The Director Plan will terminate upon the earlier of the Board's adoption of a resolution terminating the Director Plan or 10 years from the date the Director Plan is approved and adopted by shareholders of the Corporation.

   If the Director Plan is approved by shareholders, it will cover certain stock options granted to directors thereunder on or about April 22, 1999. The Corporation anticipates that the Director Plan will be registered with the Securities and Exchange Commission with any applicable states securities commission where such registration is required. The cost of registration will be born by the Corporation.

   As provided above, only non-employee directors of the Corporation or its subsidiaries will be eligible to receive stock under the Director Plan. Therefore, executive officers who are also directors will not be eligible to receive, and will not receive, benefits thereunder.

Federal Income Tax Consequences of Director Plan

   The Director Plan permits non-employee directors to receive grants of non-qualified stock options. The Corporation has been advised that under the Internal Revenue Code (the "Code") an optionee will not be deemed to receive any income for federal income tax purposes at the time a non-qualified stock option is granted, nor will the Corporation be entitled to a tax deduction at that time. At the time of exercise, however, the optionee will realize ordinary income in an amount equal to the excess of the market value of the shares at the time of exercise of the option over the option price of such shares. The Corporation will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the optionee due to the exercise of a non-qualified stock option at the time of such recognition by the optionee.

   The foregoing tax discussion is intended as a summary only and the federal income tax consequences to any person who participates in the Director Plan and to the Corporation may vary from those described above, depending upon individual actions and circumstances.

   The Board believes that the Director Plan will assist in attracting and retaining qualified members of the Board of Directors and will have the effect more significantly aligning the interests of the members of the Board of Directors with those of the Corporation's shareholders.

   The Board of Directors recommends a vote FOR the resolution which will be presented at the Annual Meeting:

     RESOLVED, that the 1998 Independent Directors Stock Option Plan, the text of which is set forth in full and in its entirety in the Proxy Statement for the 1998 Annual Meeting of Shareholders as Exhibit "A", is hereby approved, adopted, ratified and confirmed by the shareholders of the Corporation.

   The affirmative vote of a majority of all votes cast by all shareholders entitled to vote thereon is required to approve and adopt the Director Plan. Proxies solicited by the Board of Directors will be voted for the foregoing resolution unless shareholders specify to the contrary on their proxies.

   The Board of Directors unanimously recommends a vote FOR the proposal to approve and adopt the 1998 Independent Directors Stock Option Plan.


PROPOSAL 4                      APPROVE AND ADOPT THE 1998
                               EMPLOYEE STOCK PURCHASE PLAN

   On February 9, 1998, the Board of Directors adopted the Corporation's
1998 Employee Stock Purchase Plan (the "Stock Purchase Plan") and reserved 225,000 shares of Common Stock for issuance under the Stock Purchase Plan. In addition, the Board of Directors recommended the Stock Purchase Plan be submitted to the shareholders and directed that the Stock Purchase Plan be submitted for their approval and adoption at the 1998 Annual Meeting of Shareholders to be held on April 23, 1998.

   The purpose of the Stock Purchase Plan is to encourage the employees of the Corporation and its subsidiaries to acquire ownership in the Corporation. Management is hopeful that the Stock Purchase Plan will also aid the Corporation in attracting and retaining competent and dedicated employees at all levels.

   The principal features of the Stock Purchase Plan are summarized below. This summary is qualified in its entirety by reference to the Stock Purchase Plan, which is appended as Exhibit "B" to this Proxy Statement.

   The Stock Purchase Plan authorizes the issuance of up to 225,000 shares of the Corporation's Common Stock, as may be adjusted to reflect certain increases or decreases in the number of outstanding shares of Common Stock, to employees of the Corporation and its subsidiaries. Shares that are issued pursuant to awards granted under the Stock Purchase Plan will be authorized but previously unissued shares or treasury shares.

   The Stock Purchase Plan will be administered by a committee of two (2) or more outside directors (the "Committee"). Subject to the terms of the Stock Purchase Plan, the Committee has complete discretion to adopt, amend and rescind the rules, regulations and procedures necessary to administer the Stock Purchase Plan, to interpret the Stock Purchase Plan, to establish such further terms, conditions and limitations on the exercise of options granted under the Stock Purchase Plan as it may deem appropriate, and to make all other decisions regarding administration of the Stock Purchase Plan. The Committee may not revise the Stock Purchase Plan in any manner inconsistent with the provisions of Section 423 of the Code or in a manner that would cause a loss of the exemption from the short swing profit recapture provisions of the Securities Exchange Act of 1934, as amended (the "1934 Act").

   Options may be granted under the Stock Purchase Plan only to employees of the Corporation of any subsidiary, who were employed on December 31 of the year immediately preceding the year in which options are to be granted; except the Committee may elect to exclude employees who customarily work 20 hours or less per week and employees who customarily work for not more than five (5) months in a calendar year. As of February 9, 1998, the Corporation and its subsidiaries had 222 employees who would have been eligible to participate in the Stock Purchase Plan.

   When options are granted under the Stock Purchase Plan, they must be granted to each eligible employee, and all eligible employees shall have the same rights and privileges, except that the number of shares which may be purchased by any employee under such option may bear a uniform relationship to the total compensation of all employees and the Committee may provide that no employee may purchase more than a maximum number of shares, provided that such limitation is uniform for all eligible employees. An option granted pursuant to the Stock Purchase Plan may be exercised only while the holder thereof is employed by the Corporation or its subsidiary and, if not fully exercised prior to termination of employment, will expire on the date of termination.

   In addition, the Committee may not grant an option to any employee who, immediately after the grant, would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any subsidiary. The Committee may not grant an option to any employee if, at the date of the grant, the employee would be permitted to purchase stock under the Stock Purchase Plan and all other employee stock purchase plans of the Corporation and any subsidiary at a rate exceeding $25,000 of fair market value for each calendar year in which such option is outstanding at any time.

   Each option shall be evidenced by a written stock option agreement specifying the maximum number of shares of Common Stock of the Corporation that may be purchased pursuant to the option, the option term, and other such terms and conditions established by the Committee as are consistent with the terms of the Stock Purchase Plan.

   The option price per share of Common Stock, as determined by the Committee, may not be less than the lesser of: (i) eighty-five percent (85%) of the fair market value per share of Common Stock of the Corporation on the date of the grant, or (ii) eighty-five percent (85%) of the fair market value per share of the Common Stock of the Corporation on the date of exercise.

   Each option granted under the Stock Purchase Plan will expire on the date determined by the Committee; provided, however, that each option must expire not later than the date, which is 27 months after the date of the grant.

   During the lifetime of an optionee, an option may be exercised only by him and is not assignable by him other than by will or the laws of descent and distribution.

Federal Income Tax Consequences of Stock Purchase Plan

   It is intended that options issued pursuant to the Stock Purchase Plan will qualify as options issued pursuant to a qualified "employee stock purchase plan" within the meaning of Section 423 of the Code. Under the provisions of the Code as in effect on the date hereof, an employee who acquires stock by exercising an option issued pursuant to a qualified employee stock purchase plan will not recognize taxable income upon either the grant of the option or the exercise of the option and the Corporation will not be entitled to any deduction. Further, if the option price is at least equal to the fair market value of the stock when the option was granted and the stock acquired by exercising the options not disposed of within two (2) years after the date of the grant of the option and is held for at least one (1) year after the transfer of the stock to the employee, any gain recognized upon the sale or exchange of the stock will be eligible to be taxed to the employee at long-term capital gain rates and the Corporation will not be entitled to any deduction. If the employee sells the stock before the expiration of the required holding periods, he will recognize compensation income to the extent of the excess of the fair market value of the stock on the date the option was exercised over the option price for the stock, and the Corporation will, in such event, be entitled to a compensation expense deduction for the same amount. Any gain recognized upon disposition in excess of such amount is treated as capital gain. However, even if an employee holds the stock for the required periods, he will recognize compensation income at the time he disposes of the stock if the option price is less than 100% of the fair market value of the stock when the option was granted. The amount of such compensation income will be equal to the lesser of: (i) the amount, if any, by which the fair market value of the stock when the option was granted exceeds the option price, or (ii) the amount, if any, by which the fair market value of the stock at the time of disposition exceeds the amount paid for the stock. The Corporation will not be entitled to any deduction under these circumstances. Any further gain recognized upon disposition will be treated as capital gain.

   The foregoing tax discussion is intended as a summary only and the federal income tax consequences to any person who participates in the Stock Purchase Plan and to the Corporation may vary from those described above, depending upon individual actions and circumstances.

   The following table sets forth the benefits that would have been granted under the Stock Purchase Plan had it been in effect during 1997. The table assumes that the grants would have been made on April 1, 1997 at a discount as provided in the Stock Purchase Plan. On April 1, 1997, the approximate fair market value of the Corporation's Common Stock was $33.25. It is not possible to predict the number of grants that will be awarded under the Stock Purchase Plan in 1998, and the Corporation has no definitive plans to issue any grants.


                                New Plan Benefits

   Name and Position                    Dollar Value             Number of Units

Fred W. Kelly, Jr., President and        $ 41,775                       1,396
   Chief Executive Officer

Jeffrey E. Hoyt, Executive               $ 26,633                         890
   Vice President, Chief Operating
   Officer and Secretary

Executive Group                          $198,372                       6,629

Non-Executive Director Group             $      0                           0

Non-Executive Officer Employee Group     $406,531                      13,585


   The Board of Directors may amend the Stock Purchase Plan at any time without shareholder approval, subject to requirements under applicable securities and tax laws; provided, however, that amendment of the Stock Purchase Plan may not materially and adversely affect any right of a participant with respect to shares of Common Stock previously issued without the participant's written consent.

   The Stock Purchase Plan will terminate upon the earlier of the Board's adoption of a resolution terminating the Stock Purchase Plan or 10 years from the date the Stock Purchase Plan is approved and adopted by shareholders of the Corporation.

   The Board of Directors recommends a vote FOR the following resolution which will be presented at the Annual Meeting:

     RESOLVED, that the 1998 Employee Stock Purchase Plan, the text of which is set forth in full and in its entirety in the Proxy Statement for the 1998 Annual Meeting of Shareholders, as Exhibit "B", is hereby approved, adopted, ratified and confirmed by the shareholders of the Corporation.

   The approval and adoption of the Stock Purchase Plan requires the affirmative vote of a majority of all votes cast by all shareholders entitled to vote thereon. Proxies solicited by the Board of Directors will be voted for the foregoing resolution unless shareholders specify a contrary choice in their proxies.

The Board of Directors unanimously recommends a vote FOR the proposal to approve and adopt the 1998 Employee Stock Purchase Plan.


PROPOSAL 5                           APPROVE AND ADOPT THE
                                  1998 STOCK INCENTIVE PLAN

   On February 9, 1998, the Board of Directors adopted the Corporation's 1998 Stock Incentive Plan (the "Stock Incentive Plan") and reserved 650,000 shares of Common Stock for issuance under the Stock Incentive Plan. In addition, the Board of Directors recommended the Stock Incentive Plan be submitted to shareholders for their approval and adoption at the 1998 Annual Meeting of Shareholders to be held on April 23, 1998.

   The purpose of the Stock Incentive Plan is to advance the development, growth and financial condition of the Corporation and its subsidiaries by providing incentives through participation in the appreciation of capital stock of the Corporation in order to secure, retain and motivate personnel responsible for the operation and management of the Corporation and its subsidiaries. The Stock Incentive Plan is designed to attract and retain individuals of outstanding ability as employees of the Corporation and its subsidiaries, to encourage employees to acquire a proprietary interest in the Corporation, to continue their employment with the Corporation and its subsidiaries and to render superior performance during such employment.

   The principal features of the Stock Incentive Plan are summarized below. This summary is qualified in its entirety by reference to the Stock Incentive Plan, which is appended as Exhibit "C" to this Proxy Statement.

   The Stock Incentive Plan will be deemed effective as of the date the Stock Incentive Plan receives approval by the shareholders, and will continue in effect until all awards under the Stock Incentive Plan either have lapsed, been exercised, satisfied or canceled according to the terms under the Stock Incentive Plan, or until December 31, 2008. The shares of stock that may be issued under the Stock Incentive Plan shall not exceed in the aggregate 650,000 shares of the Common Stock, as may be adjusted from time to time due to stock splits, payments of stock dividends or other changes in the structure of the Corporation's capital.

   The Stock Incentive Plan will be administered by a committee consisting of two or more non-employee directors (the "Committee") and, except as otherwise permitted by certain securities laws, who have not, during the year prior to commencing service on the Committee been, nor will, while a member of the Committee, be granted any awards under the Stock Incentive Plan, or any other Stock Incentive Plan of the Corporation that provides for discretionary grants or awards. Persons eligible to receive awards under the Stock Incentive Plan are those key officers and other management employees of the Corporation and its subsidiaries as determined by the Committee.

Awards

   Awards made under the Stock Incentive Plan may be in the form of: (i) options to purchase stock intended to qualify as incentive stock options under Sections 421 and 422 of the Code (referred to herein as "Qualified Options"); or (ii) options which do not so qualify (referred to herein as "Non-Qualified Options"). Certain awards under the Stock Incentive Plan are transferable at the discretion of the Board or of the Committee, otherwise awards are exercisable during a participant's discretion lifetime only by the recipient and are not saleable, transferable or assignable by the participant except by will or pursuant to applicable laws of descent and distribution. Generally, awards may be exercised in whole or in part. Funds received by the Corporation from the exercise of any award shall be used for its general corporate purposes. The Committee may permit an acceleration of previously established exercise terms of any award as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate, including, but not limited to, upon a change of control of the Corporation (as defined in the Stock Incentive Plan).

Qualified Options

   Qualified Options may not be awarded under the Stock Incentive Plan more than ten (10) years after the earlier of the date the Stock Incentive Plan is adopted by the Board of Directors or the date on which the Stock Incentive Plan is approved by the shareholders are only exercisable upon the expiration of six months after the date of the award and may not continue beyond the expiration of ten (10) years beyond the date of the award. The purchase price of the stock subject to any Qualified Option, as determined by the Committee, may not be less than the stock's fair market value (as defined in the Stock Incentive Plan) at the time the option is awarded or less than its par value. If the recipient of a Qualified Option ceases to be employed by the Corporation, or subsidiary thereof, the Committee may permit the recipient to exercise such option during its remaining term for a period of not more than three (3) months. This period may be extended to a 12 month period if such employment cessation was due to the recipient's disability in the Stock Incentive Plan. If the recipient ceases to be employed by the Corporation, or subsidiary thereof, due to his or her death, the committee may permit the recipient's qualified personal representatives, or any persons who acquire the options pursuant to his or her will or the laws of descent and distribution, to exercise such option during its remaining term for a period not to exceed 12 months after the recipient's death to the extent that the option was then and remains exercisable.

Non-Qualified Options

   Similar to Qualified Options, Non-Qualified Options are only exercisable upon the expiration of six (6) months after the date of the award and shall not continue beyond the expiration of ten (10) years beyond the date of the award. The Board of the Committee has discretion to permit a participant to transfer a Non-Qualified Option. If a recipient of a Non-Qualified Option ceases to be eligible under the Stock Incentive Plan before the option lapses or before it is fully exercised, the Committee may permit the recipient to exercise the option during its remaining term, to the extent that the option was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee. The purchase price of a share of stock pursuant to a Non-Qualified Option, as determined by the Committee, shall not be less than the stock's fair market value (as defined in the Stock Incentive Plan) at the time such option is awarded.

Federal Tax Consequences

   An employee who receives Qualified Options will not recognize taxable income on the grant or the exercise of the option. If the stock acquired by the exercise of a Qualified Option is held until the later of : (i) two (2) years from the date of the grant; and (ii) one (1) year from the date of exercise, any gain (or loss) recognized on the sale or exchange of the stock will be treated as long-term capital gain (or loss), and the Corporation will not be entitled to any income tax deduction. If stock acquired on exercise of a Qualified Option is sold or exchanged before the expiration of the required holding period, the employee will recognize ordinary income in the year of disposition in an amount equal to the difference between the option price and the lesser of the fair market value of the stock on the date of exercise, or the selling price. In the event of a disqualifying disposition, the Corporation will be entitled to an income tax deduction in the year of such disposition in an amount equal to the amount of ordinary income recognized by the employee.

   An employee who receives a Non-Qualified Option will not recognize taxable income on the grant of the option, however, upon exercise, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date that the option is exercised over the purchase price paid for the stock. The Corporation will be entitled to an income tax deduction in the year of exercise in an amount equal the amount of income recognized by the employee.

   The foregoing tax discussion is intended as a summary only and the federal income tax consequences to any person who participates in the Stock Incentive Plan and to the Corporation may vary from those described above, depending upon individual actions and circumstances.

   As of February 9, 1998, sixteen (16) executive officers were eligible to participate in the Stock Incentive Plan. The size and type of awards are generally to be determined by the Committee in its discretion. Such future grants are not presently determinable, and it si not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups for 1998.

   The following table sets forth the benefits that would have been granted under the Stock Incentive Plan had it been in effect during 1997. The table assumes that the grants would have been made on April 23, 1997. On that date, the approximate fair market value of the Corporation's Common Stock was $34.50. Currently, the Corporation has no definite plans to issue any benefits under the Stock Incentive Plan.


                                 New Plan Benefits*

       Name and Position                      Dollar Value      Number of Units

Fred W. Kelly, Jr., President and Chief      $  495,075              14,350
   Executive Officer

Jeffrey E. Hoyt, Executive Vice President,   $  465,991              13,507
   Chief Operating Officer and Secretary

Executive Group                              $1,281,433              37,143

Non-Executive Director Group                       0                    0

Non-Executive Officer                              0                    0
     Employee Group

________________________________

(*These figures are estimated based on grants made under the Corporation's 1994 Stock Incentive Plan)


   The Board of Directors may amend the Stock Incentive Plan at any time without the shareholder approval, subject to requirements under applicable law.

   The Stock Incentive Plan will terminate upon the earlier of the Board's adoption of a resolution terminating the Stock Incentive Plan or ten (10) years from the date the Stock Incentive Plan is approved and adopted by shareholders of the Corporation.

   The Board of Directors recommends a vote FOR the following resolution which will be presented at the Annual Meeting:

     RESOLVED, that the 1998 Stock Incentive Plan, the text of which is set in full and in its entirety in the Proxy Statement for the 1998 Annual Meeting of Shareholders, as Exhibit "C", is hereby approved, adopted, ratified and confirmed by the Shareholders of the Corporation.

   The approval and adoption of the Stock Incentive Plan requires the affirmative vote of a majority of all votes cast by all shareholders entitled to vote thereon. Proxies solicited by the Board of Directors will be voted for the foregoing resolution unless shareholders specify to the contrary on their proxies.

   The Board of Directors unanimously recommends a vote FOR the proposal to approve and adopt the 1998 Stock Incentive Plan.


PROPOSAL 6         RATIFICATION OF APPOINTMENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS

                            (Item 6 on the Proxy)

   The Board of Directors has selected the firm of Parente, Randolph, Orlando, Carey & Associates, Certified Public Accountants, as its independent certified public accountants to audit the books, records and accounts of the Corporation for the year 1998. This firm served as the Corporation's independent auditors for the 1997 fiscal year. The Board is herewith presenting the appointment to the Corporation's shareholders for ratification at the Annual Meeting. This firm has an outstanding reputation in the accounting profession and is considered to be well qualified. The Corporation has been advised by Parente, Randolph, Orlando, Carey & Associates that none of its members has any financial interest in the Corporation. If the shareholders do not ratify this selection, the Board of Directors may consider the appointment of another firm. A representative of Parente, Randolph, Orlando, Carey & Associates will be at the Annual Meeting to answer any questions and will have an opportunity to make a statement if he so desires.

   The resolution being voted upon is as follows:

     RESOLVED, that the shareholders of the Corporation ratify and confirm the appointment of Parente, Randolph, Orlando, Carey & Associates, as the Corporation's, independent certified public accountants for the year 1998.

   The ratification of the selection of the independent certified public accountants requires the affirmative vote of at least a majority of the shares of common stock present in person or by proxy and entitled to vote at the meeting. Proxies solicited by the Board of Directors will be voted for the foregoing resolution unless shareholders specify a contrary choice in their proxies.

   The Board of Directors recommends a vote FOR the resolution ratifying the appointment of Parente, Randolph, Orlando, Carey & Associates, Certified Public Accountants, as the Corporation's independent certified public accountants for the year 1998.

PROPOSAL 7                        OTHER BUSINESS

                               (Item 3 on the Proxy)

   Management does not know at this time of any other matters which will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the meeting, the proxies will vote in accordance with the best judgment of the person acting by authorization of the proxies.



                          SHAREHOLDER PROPOSALS FOR 1999

   The Corporation's Annual Meeting of Shareholders will be held on or about April 22, 1999. Any shareholder desiring to submit a proposal to the Corporation for inclusion in the proxy and proxy statement relating to that meeting must submit such proposal or proposals in writing to the President of SUN BANCORP, INC. at its principal executive offices at 2-16 South Market Street, P.O. Box 57, Selinsgrove, Pennsylvania 17870, not later than Monday, December 1, 1998.


                              ADDITIONAL INFORMATION

   A copy of the Annual Report of the Corporation and its subsidiaries, Sun Bank and Pennsylvania Sun Life Insurance Company, for the fiscal year ended December 31, 1997, containing, among other things, consolidated financial statements certified by its independent public accountants, was mailed with this Proxy Statement on or about March 27, 1998 to the shareholders of record as of the close of business on March 5, 1998.

                            AVAILABILITY OF FORM 10-K

   UPON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997 INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED WITHOUT CHARGE FROM THE CORPORATION'S EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER AND SECRETARY, MR. JEFFREY E. HOYT, AT 2-16 SOUTH MARKET STREET, P.O. BOX 57, SELINSGROVE, PENNSYLVANIA 17870.


                                          By Order of the Board of
                                          Directors of SUN BANCORP, INC.

                                          /S/ Jeffrey E. Hoyt

                                          Jeffrey E. Hoyt
                                          Executive Vice President, Chief
                                            Operating Officer and Secretary

                        SHAREHOLDER LUNCH REPLY CARD


     I/We plan to attend the luncheon following the SUN BANCORP, INC. 1997 Annual Shareholders' Meeting to be held at the Susquehanna Valley Country Club, Mill Road, Hummels Wharf, Pennsylvania, on Thursday, April 23, 1998 at 10:30 a.m., prevailing time.

                     Number Attending Meeting   _____

                     Number Attending Luncheon _____

     The luncheon should begin no later than 12:00 Noon and will be completed by approximately 12:45 p.m.

                               Signature ______________________

                                         ______________________
                                         Print Name

R.S.V.P. by April 10, 1998
To: SUN BANCORP, INC.
    2-16 South Market St.
    Selinsgrove, PA 17870

If you have any questions that you would like addressed at the Annual Meeting, please record them on the reverse side.

                                  Exhibit "A"
                               SUN BANCORP, INC.

                   1998 INDEPENDENT DIRECTORS STOCK OPTION PLAN

1. Purpose. The 1998 Independent Directors Stock Option Plan (the "Plan") was established to advance the development, growth and financial condition of SUN BANCORP, INC. (the "Corporation") and its subsidiaries, by providing an incentive, through participation in the appreciation of the capital stock of the Corporation, and thereby securing, retaining and motivating members of the Corporation's Board of Directors who are not officers or employees of the Corporation or any subsidiary thereof
    (the "non-employee directors").

2. Term. The Plan shall become effective as of the date the Corporation's shareholders duly approve the Plan (the "Effective Date"). If the Plan is so approved, it shall continue in effect until any stock options granted under the Plan have either lapsed or been exercised, satisfied or canceled according to their terms.

3.  Stock.  The shares of the Corporation's common stock (the "Common
    Stock") issuable under the Plan shall not exceed 105,000 shares. The amount of Common Stock issuable under the Plan may be adjusted pursuant to Section 10 hereof. The Common Stock issuable hereunder may be either authorized and unissued shares of Common Stock, or authorized shares of Common Stock issued by the Corporation and subsequently reacquired by it as treasury stock, or shares purchased in open market transactions. Under no circumstances shall fractional shares be issued under the Plan. The Corporation's failure to obtain any governmental authority deemed necessary by the Corporation's legal counsel for the proper grant of the stock options under this Plan and/or the issuance of Common Stock under the Plan shall relieve the Corporation of any duty or liability for the failure to grant stock options under the Plan and/or issue Common Stock under the Plan as to which such authority has not been obtained.

4. Stock Options. Stock options shall be granted under the Plan to each non-employee director of the Corporation, annually, on the 4th Thursday of April of each year, with the first award of options to be made hereunder on April 22, 1999. Each non employee director who is a member of the Corporation's Board of Directors on the grant date shall be awarded stock options to purchase 750 shares of Common Stock (the "Stock Options") under the following terms and conditions:

    (a) The time period during which any Stock Option is exercisable shall be ten (10) years after the date of grant.

    (b) If a director, who has received an award pursuant to the Plan, ceases to be a member of the Board of Directors for any reason, the director may exercise the Stock Option not more than twelve (12) months after such cessation. If a director, who has received an award pursuant to the Plan dies, the director's qualified personal representative, or any person who acquires a Stock Option pursuant to the director's Will or the laws of descent and distribution, may exercise such Stock Option during its remaining term for a period of not more than twelve (12) months after the director's death to the extent that the Stock Option would then be and remains exercisable.

    (c) The purchase price of a share of Common Stock subject to a Stock Option shall be the fair market value of the Common Stock on the date of grant, as determined under Section 6 hereof.

    (d) The Stock Option shall be made by a written agreement in the form, attached hereto as Exhibit "A," with such changes therein as may be determined by the Committee ( as such term is defined in Section 12 hereof) (the "Stock Option Agreement").

5. Exercise. Except as otherwise provided in the Plan, a Stock Option may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his designee, identifying the Stock Option being exercised, the number of shares of Common Stock with respect thereto, and other information pertinent to the exercise of the Stock Option. The purchase price of the shares of Common Stock with respect to which a Stock Option is exercised shall be paid with the written notice of exercise, either in cash or in Common Stock, which has been held by the director for at least six (6) months, at its then current fair market value, or any combination of cash or Common Stock. Funds received by the Corporation from the exercise of any Stock Option shall be used for its general corporate purposes. The number of shares of Common Stock subject to a Stock Option shall be reduced by the number of shares of Common Stock with respect to which the director has exercised rights under the related Stock Option Agreement.

        If the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's shareholders as of immediately before such transaction will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of such transaction, thereupon any and all outstanding Stock Options shall immediately become exercisable until the consummation of such transaction, or if not consummated, until the agreement therefor expires or is terminated, in which case thereafter all Stock Options shall be treated as if the agreement never had been executed. If during any period of two (2) consecutive years, the individuals, who at the beginning of such period, constituted the Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors (unless the election of each director of the Board of Directors, who was not a director of the Board of Directors at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) thereupon any and all outstanding Stock Options shall immediately become exercisable. If there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of any class of voting stock of the Corporation through the acquisition of, or an offer to acquire, such percentage of the Corpora-tion's voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board of Directors, thereupon any and all outstanding Stock Options shall immediately become exercisable.

6. Value. Where used in the Plan, the "fair market value" of Common Stock shall mean and be determined as follows: (i) in the event that the Common Stock is listed on an established exchange, the closing price of the Common Stock on the date when the Stock Option is granted to the Director (the "Relevant Date") or, if no trade occurred on that day, on the next preceding day on which a trade occurred; or (ii) in the event that the Common Stock is not listed on an established exchange, but is then quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average of the average of the closing bid and asked quotations of the Common Stock for the five (5) trading days immediately preceding the Relevant Date. In either case, in the event that no closing bid or asked quotation is available on one (1) or more of such trading days, the fair market value shall be determined by reference to the five (5) trading days immediately preceding the Relevant Date on which closing bid and asked quotations are available.

7. Continued Relationship. Nothing in the Plan or in any Stock Option shall confer upon any director any right to continue his relationship with the Corporation as a director, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to super-vise, discipline and terminate such director, and the relationships thereof.

8. General Restrictions. The Board of Directors may require, in its discretion, (a) the listing, registration or qualification of the
    Common Stock issuable pursuant to the Plan on any securities exchange or under any federal or state securities or other laws, (b) the approval of any ernmental authority, or (c) an execution of an agreement by any director with respect to disposition of any Common Stock (including, without limitation, that at the time of the director's exercise of the Stock Option, any Common Stock thereby acquired is being and will be acquired solely for investment purposes and without any intention to sell or distribute the Common Stock). If the Board of Directors so requires, then Stock Options shall not be exercised, in whole or in part, unless such listing, registration, qualification, approval or agreement has been appropriately effected or obtained to the satisfaction of the Board of
    Directors and legal counsel for the Corporation.   Notwithstanding anything
    to the contrary herein, a director shall not sell, transfer or otherwise dispose of any shares of Common Stock acquired pursuant to a Stock Option unless at least six (6) months have elapsed from the date the Stock
    Option was granted and, in any event, the transfer or disposition is made in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and as the same may be amended from time to time.

9. Rights. Except as otherwise provided in the Plan, a director shall have no rights as a holder of the Common Stock subject to a Stock Option unless and until one or more certificates for the shares of Common Stock are issued and delivered to the director. No Stock Option, or the grant thereof, shall limit or affect the right or power of the Corporation or its affiliates to adjust, reclassify, recapitalize, reorganize or otherwise change its or their capital or business structure, or to merge, consoli-date, dissolve, liquidate or sell any or all of its or their business, property or assets.

10. Adjustments. In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of Common Stock or other securities of the Corporation or of other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of Common Stock of the Corporation that was theretofore appropriated, or that thereafter may become subject to a Stock Option under the Plan, the number and kind of shares of Common Stock or other securities into which each outstanding share of the Common Stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each share shall be entitled, as the case may be. Each outstanding Stock Option shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

      If there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Corporation, or of any Common Stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the members of the Board of Directors shall, in their sole discretion, determine that the change equitably requires an adjustment in any Stock Option that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with the determination.

      The grant of a Stock Option pursuant to the Plan shall not affect, in any way, the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

      Fractional shares resulting from any adjustment in a Stock Option pursuant to this Section 10 may be settled as a majority of the members of the Board of Directors shall determine.

      To the extent that the foregoing adjustments relate to Common
    Stock or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board of Directors, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of a Stock Option that is so adjusted.

11. Forfeiture. Notwithstanding anything to the contrary in this Plan, if an option holder is engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his relationship with the Corpora-tion or its affiliates, or has disclosed trade secrets of the Corpora-tion or its affiliates, the option holder shall forfeit all rights under and to all unexercised Stock Options, and all exercised Stock Options for which the Corporation has not yet delivered certificates for shares of Common Stock, and all rights to receive Stock Options shall be automa-tically canceled.

12. Administration. The ability to control and manage the operation and administration of the Plan shall be vested in the Board of Directors or in a committee of two or more members of the Board of Directors, selected by the Board of Directors (the "Committee"). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding.

13. Miscellaneous.  Any reference contained in this Plan to a particular section or provision of law, rule or regulation shall include any subsequently enacted or promulgated section or provision of law, rule or
    regulation, as the case may be.   With respect to persons subject to
    Section 16 of the Securities Exchange Act of 1934, as amended, transactions under this Plan are intended to comply with all applicable conditions of the Rule and the regulations promulgated thereunder or any successor rule that may be promulgated by the Securities and Exchange Commission. To the extent any provision of this Plan fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law, subject to the provisions of Section 15, below. Where used in this Plan, the plural shall include the singular, and, unless the context otherwise clearly requires, the singular shall include the plural and the masculine shall include the feminine. The captions of the numbered Sections contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

14. Transferability. Except as otherwise provided by the Board of Directors, Stock Options granted under the Plan are not transferable except as designated by the participant by will and the laws of descent and distribution.

15. Amendment. The Plan may be amended, suspended or terminated, without notice, by a majority vote of the Board of Directors of the Corporation.

16. Taxes. The issuance of shares of Common Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of America and any state or local authority having jurisdiction there over.

                                     Exhibit "B"
                                   SUN BANCORP, INC.

                          1998 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose of the Plan. The purpose of this Employee Stock Purchase Plan (the "Plan") is to advance the interests of SUN BANCORP, INC., its subsidiary and its shareholders by encouraging its employees and the employees of its subsidiary to acquire a stake in its future by purchasing shares of its common stock. The Plan is intended to be an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended.

2. Definitions. For purposes of the Plan, the following words or phrases have the meanings assigned to them below:

    (a) Board:  means the Board of Directors of the Corporation.

    (b) Code:  means the Internal Revenue Code of 1986, as amended.

    (c) Committee: means the Committee designated by the Board to administer the Plan, which Committee shall at all times consist of two or more non-employee directors (within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder or any successor statute, rule or regulation).

    (d) Corporation:  means SUN BANCORP, INC..

    (e) Date of Grant: means, in respect of any option granted under the Plan, the date on which that option is granted by the Committee.

    (f) Date of Exercise: means, in respect of any option granted under the Plan, the date specified by the Committee in its rules and regulations governing the exercise of options granted under the Plan.

    (g) NASDAQ:  means the National Association of Securities
        Dealers, Inc. Automated Quotation System.

    (h) Parent: means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time of the grant of an option, each of the corporations other than the Corporation owns stock possessing 50 percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    (i) Plan:  means SUN BANCORP, INC. 1998 Employee Stock Purchase Plan.

    (j) Stock:  means the common stock of the Corporation.

    (k) Subsidiary: means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of the grant of an option under the Plan, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    (l) Total Compensation: means the total remuneration paid to an employee by the Corporation and its Subsidiary during any calendar year, as reported on the employee's income tax withholding statement(s) on Form W-2 ( or any successor form) in respect of that calendar year.

3.  Administration of the Plan.

   (a) Committee Members. The Plan shall be administered by the Committee which, except as otherwise determined by the Board, shall be composed of members of the Board who are not employees of the Corporation.

   (b) Committee Authority. The Committee shall be vested with full authority to grant options under the Plan, to adopt, amend and rescind such rules, regulations and procedures as it deems necessary or desirable to administer the Plan, to interpret the provisions of the Plan, and to make all other determinations necessary in connection with the administration of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding.
       No member of the Committee or of the Board shall be liable for any determination, decision or action made in good faith with respect to the Plan or any option granted under the Plan.

4. Stock Subject to the Plan. The maximum number of shares of Stock that may be issued pursuant to options granted under the Plan shall be 225,000 shares of stock, subject to adjustment as provided in Section 11 of the Plan. Such shares may be treasury or authorized, but unissued, shares of Stock. Shares issuable pursuant to an option which, by reason of the expiration, cancellation or other termination of such option prior to issuance, are not issued shall again be available for issuance pursuant to the award of options under the Plan.

5. Eligibility. Options may be granted under the Plan only to employees of the Corporation and to employees of a Subsidiary. Employees of the Corporation and employees of a Subsidiary, who were employed by the Corporation or by a Subsidiary on December 31 of the year immediately preceding the year in which options are granted, shall be eligible to receive options under the Plan, except that the Committee may elect to exclude those employees: (a) who customarily work twenty (20) hours or less per week; (b) who have been employed less than two (2) years; and
    (c) who customarily work for not more than five (5) months in a calendar year.

6.  Allocation of Optioned Stock.

   (a) General Rule: When options are granted under the Plan, options shall be granted to each eligible employee, and all eligible employees shall have the same rights and privileges, except that the number of shares subject to each option may bear a uniform relationship to the Total Compensation, or the basic or regular rate of compensation, of all eligible employees, and the Committee may limit the maximum number of shares that may be purchased pursuant to each option, provided that such limitation is uniform for all eligible employees.

   (b) Certain Limitations: All options granted under the Plan shall be subject to the following additional limitations:

       (i) Five Percent Limitation: No option shall be granted to any employee who, immediately after the grant, would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation, its Parent (if any) or any Subsidiary. In computing the stock ownership of an employee for purposes of this limitation, the rules of Section 424(d) of the Code shall apply, and stock which an employee may purchase pursuant to options granted by the Corporation (whether under the Plan or otherwise) shall be treated as stock owned by the employee.

      (ii) $25,000 Limitation: No option shall be granted to any employee which, at the Date of Grant, would permit his rights to purchase Stock under the Plan and all other employee stock purchase plans of the Corporation, its Parent (if any) and any Subsidiary to accrue at a rate exceeding $25,000 of fair market value for each calendar year in which such option is outstanding at any time.

7.  Option Price.

    (a) General Rule: The option price per share of the Stock that may be purchased pursuant to each option shall be determined by the Committee, subject to approval by the Board, but shall not in any event be less than the lessor of: (i) eighty-five percent (85%) of the fair market value per share of the Stock on the Date of Grant, or (ii) eighty-five percent (85%) of the fair market value per share of the Stock on the Date of Exercise, subject in either case to adjustment as set forth in Section 11 below.

    (b) Fair Market Value: For purposes of the Plan, the fair market value of the Stock shall be determined as follows:

        (i) Exchange Traded: In the event that the Stock is listed on an established stock exchange, the fair market value shall be deemed to be the closing price of the Stock on such exchange on the applicable date or, if no trade occurred on that day, on the next preceding day on which a trade occurred.

       (ii) NASDAQ Listed: In the event that the Stock is not listed on an established stock exchange, but is then quoted on NASDAQ, the fair market value per share shall be the average of the average of the closing bid and asked quotations of the Stock for the five (5) trading days immediately preceding the applicable date, except that if no closing bid or asked quotation is available on one or more of such trading days, fair market value shall be determined by reference to the five (5) trading days immediately preceding the applicable date on which closing bid and asked quotations are available.

      (iii) OTC Traded: In the event that the Stock is not listed on an established stock exchange and is not quoted on NASDAQ, the fair market value per share shall be the average of the average of the closing bid and asked quotations of the Stock for the five (5) trading days immediately preceding the applicable date as reported by two (2) brokerage firms to be selected by the Committee which are then making a market in the Stock, except that if no closing bid or asked quotation is available on one or more of such trading days, fair market value shall be determined by reference to the five (5) trading days immediately preceding the applicable date on which closing bid and asked quotations are available.

       (iv) Other: In the event that the Stock is not listed on an established stock exchange, is not quoted on NASDAQ and no closing bid and asked quotations are available, then fair market value per share shall be determined in good faith by the Committee.

8.  Terms and Conditions of Options.

    (a) Written Stock Option Agreement: Each option shall be evidenced by a written stock option agreement specifying the maximum number of shares of Stock that may be purchased pursuant to the option, the option term, and other such terms and conditions established by the Committee as are consistent with the terms of the Plan.

    (b) Term of Options: Each option granted under the Plan shall expire on the date determined by the Committee; provided, however, that each option shall terminate not later than the date which is 27 months from the Date of Grant.

    (c) Other Terms and Conditions: The Committee may from time to time establish such further terms, conditions and limitations on the exercise of options granted under the Plan as it may, in its sole discretion, deem appropriate, and which are not inconsistent with
        Section 423 of the Code, including, without limitation, payroll deduction requirements, restrictions on exercise dates, and restrictions on transfer of the Stock purchased pursuant to the options granted under the Plan.

    (d) Termination of Employment: An option granted pursuant to the Plan may be exercised only while the holder thereof is employed by the Corporation or a Subsidiary and, if not fully exercised prior to termination (but excluding termination due to death) of employment, will expire on the date of termination.

    (e) Limitation on Transfer of Options: During the lifetime of an optionee, an option granted pursuant to the Plan shall be exercisable only by the optionee and shall not be assignable or transferable by him other than by will or the laws of descent and distribution.

 9. Exercise of Options. Each person who elects to exercise an option granted pursuant to this Plan shall comply with such rules, regulations and procedures (including, without limitation, payroll deduction requirements) regarding the exercise of options as the Committee shall from time to time establish.

10. Rights. Except as otherwise provided in the Plan, an employee who is granted an option shall have no rights as a holder of the stock subject thereto unless and until one or more certificates for the shares of such stock are issued and delivered to the employee. Except as otherwise provided in the Plan, no adjustments shall be made for dividends, either ordinary or extraordinary, or any other distributions with respect to Corporation's stock, whether made in cash, securities or other property, or any rights with respect thereto, for which the record date is prior to the date that any certificates for stock subject to an option are issued to the employee pursuant to his or her exercise thereof. No option, or the grant thereof, shall limit or affect the right or power of the Corporation or its affiliates to adjust, reclassify, recapitalize, reorganize or otherwise change its or their capital or business structure, or to merge, consolidate, dissolve, liquidate or sell any or all of its or their business, property or assets.

11. Adjustments

    (a) Recapitalization: In the event of any change in the number of issued and outstanding shares of Stock which results from a stock split, reverse stock split, payment of a stock dividend or any other change in the capital structure of the Corporation, the Committee shall proportionately adjust the maximum number of shares subject to each outstanding option, and (where appropriate) the purchase price per share thereof (but not the total option price), so that upon exercise or realization of such option, the employee shall receive the same number of shares he or she would have received had he or she been the holder of all shares subject to his or her outstanding option and immediately before the effective date of such change in the number of issued and outstanding shares of Stock. Such adjustments shall not, however, result in the issuance of fractional shares. Any adjustment under this Section 11 shall be made by the Committee, subject to approval by the Board. No adjustments shall be made that would cause an option to fail to continue to qualify as an incentive stock option with-in the meaning of Section 423 of the Code.

    (b) Merger: In the event the Corporation is a party to any merger, consolidation or other reorganization, any and all outstanding options shall apply and relate to the securities to which a holder of stock is entitled after such merger, consolidation or other reorganization. Upon any liquidation or dissolution of the Corporation, any and all outstanding options shall terminate upon consummation of such liquidation or dissolution, but prior to such consummation shall be exercisable to the extent that the same otherwise are exercisable under the Plan.

12. Registration of Stock. No option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the shares of Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance of shares thereunder, unless such listing, registration, qualification, consent or approval may be effected or obtained on conditions acceptable to the Committee. Without limiting the foregoing, the shares of Stock to be issued under the Plan shall be registered as soon as practicable under the Securities Act of 1933, as amended, by the Corporation by filing an appropriate registration statement. No option shall be exercisable, no Stock shall be issued, and no certificates for shares of Stock shall be delivered until such registration statement is effective.

13. Special Rules Applicable to Reporting Persons. Any eligible employee who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (a "Reporting Person") shall not sell, transfer or otherwise dispose of any shares of Stock acquired pursuant to the exercise of an option granted under the Plan unless at least six (6) months have elapsed from the Date of Grant.

14. Amendment or Termination of the Plan.

   (a) Amendment and Termination: The Board may at any time amend, modify, suspend or terminate the Plan; provided that, except as provided in Section 11 above, the Board may not amend, modify, suspend or terminate the Plan in a manner that causes loss of the exemption available under Section 16 (or any Rules promulgated thereunder) under the Securities Exchange Act of 1934.

   (b) Compliance with Section 423 of the Code: Notwithstanding the provisions of Section 12(a) above, the Board reserves the right to amend or modify the terms and provisions of the Plan, and of any outstanding options granted under the Plan, to the extent necessary to qualify the options granted under the Plan for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded options granted under an employee stock purchase plan within the meaning of Section 423 of the Code, the regulations promulgated thereunder, and any amendments or replacements thereof.

   (c) 10 Year Term of Plan: Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after, the tenth anniversary of the effective date of the Plan, as set forth in
       Section 15, below.

15. General Provisions.

   (a) Effect on Employment. The grant of an option under the Plan shall not be construed as giving the holder thereof the right to be retained in the employ of the Corporation or any Subsidiary. Neither the adoption of the Plan, its operation, nor any documents describing or referring to the Plan, including, without limitation, any stock option agreement, shall in any way affect any right and power of the Corporation or any Subsidiary to terminate the employment of any person at any time with or without assigning a reason therefor.

   (b) Indemnification. With respect to liabilities arising under or relating to the Plan, the Corporation shall indemnify each member of the Committee and each other officer or employee of the Corporation to whom any duty or power relating to the plan may be allocated or delegated, to the fullest extent permitted under the laws of the Commonwealth of Pennsylvania and the Bylaws of the Corporation.

   (c) Governing Law. All questions pertaining to construction, validity and effect of the provisions of the Plan and the rights of all persons hereunder shall be governed by the laws of the Commonwealth of Pennsylvania.

   (d) Rules of Construction. Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provisions of law shall be construed to refer to any amendment to or successor of such provisions of law. All words herein shall be construed to be of such number and gender as the context requires.

16. Effective Date. The Plan shall become effective on February 9, 1998, the date on which it was adopted by the Board, provided that the Plan is approved by the shareholders of the Corporation at the Annual Meeting on April 23, 1998. The Committee may issue options pursuant to the Plan prior to its approval by the shareholders of the Corporation, provided that all such options are contingent upon shareholder approval of the Plan.

                                      Exhibit "C"
                                    SUN BANCORP, INC.

                               1998 STOCK INCENTIVE PLAN


1. Purpose. The purpose of this Stock Incentive Plan (the "Plan") is to advance the development, growth and financial condition of SUN BANCORP, INC. (the "Corporation") and each subsidiary thereof, as defined in
    Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing incentives through participation in the appreciation of the common stock of the Corporation to secure, retain and motivate personnel who may be responsible for the operation and for management of the affairs of the Corporation and any subsidiary now or hereafter existing ("Subsidiary").

2. Term. The Plan shall become effective as of the date it is adopted by the Corporation's Board of Directors (the "Board"), and shall be presented for approval at the next meeting of the Corporation's shareholders. Any and all options and rights awarded under the Plan (the "Awards") before it is approved by the Corporation's shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after the tenth anniversary of the effective date of the Plan.

3. Stock. Shares of the Corporation's common stock (the "Stock"), that may be issued under the Plan shall not exceed, in the aggregate, 650,000 shares, as may be adjusted pursuant to Section 16 hereof. Shares may be either authorized and unissued shares, or authorized shares, issued by and subsequently reacquired by the Corporation as treasury stock. Under no circumstances shall any fractional shares be awarded under the Plan. Except as may be otherwise provided in the Plan, any Stock subject to an Award that, for any reason, lapses or terminates prior to exercise, shall again become available for grant under the Plan. While the Plan is in effect, the Corporation shall reserve and keep available the number of shares of Stock needed to satisfy the requirements of the Plan. The Corporation shall apply for any requisite governmental authority to issue shares under the Plan. The Corporation's failure to obtain any such governmental authority, deemed necessary by the Corporation's legal counsel for the lawful issuance and sale of Stock under the Plan, shall relieve the Corporation of any duty, or liability for the failure to issue or sell the Stock.

4. Administration. The ability to control and manage the operation and administration of the Plan shall be vested in the Board or in a committee of two or more members of the Board, selected by the Board (the "Committee"). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretation of the Plan by the Committee and any decision made by the Committee under the Plan is final and binding.

    The Committee shall be responsible and shall have full, absolute and final power of authority to determine what, to whom, when and under what facts and circumstances Awards shall be made, and the form, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of shares of Stock subject thereto, and the stock option exercise prices. The Committee shall make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

5. Awards. Awards may be made under the Plan in the form of: (a) "Qualified Options" to purchase Stock, which are intended to qualify for certain tax treatment as incentive stock options under Sections 421 and 422 of the Code, or (b) "Non-Qualified Options" to purchase Stock, which are not intended to qualify under Sections 421 through 424 of the Code. More than one Award may be granted to an eligible person, and the grant of any Award shall not prohibit the grant another Award, either to the same person or otherwise, or impose any obligation to exercise on the participant. All Awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements. Multiple Awards for a particular person may be set forth in a single written agreement or in multiple agreements, as determined by the Committee, but in all cases each agreement for one or more Awards shall identify each of the Awards thereby represented as a Qualified Option or Non-Qualified Option, as the case may be.

6. Eligibility. Persons eligible to receive Awards shall be those key officers and other employees of the Corporation and each Subsidiary, as determined by the Committee. A person's eligibility to receive an Award
    shall not confer upon him or her any right to receive an Award.   Except
    as otherwise provided, a person's eligibility to receive, or actual receipt of an Award under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Corporation or of its affiliates.

7. Qualified Options. In addition to other applicable provisions of the Plan, all Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

    (a) No Qualified Option shall be awarded more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's shareholders, whichever is earlier;

    (b) The time period during which any Qualified Option is exercisable, as determined by the Committee, shall not commence before the expira-tion of six (6) months or continue beyond the expiration of ten (10) years after the date the Qualified Option is awarded;

    (c) If a participant, who was awarded a Qualified Option, ceases to be employed by the Corporation or any Subsidiary for any reason other than his or her death, the Committee may permit the participant thereafter to exercise the option during its remaining term for a period of not more than three (3) months after cessation of employment to the extent that the Qualified Option was then and remains exercisable, unless such employment cessation was due to the participant's disability, as defined in Section 22(e)(3) of the Code, in which case the three (3) month period shall be twelve (12) months; if the participant dies while employed by the Corporation or a Subsidiary, the Committee may permit the participant's qualified personal representatives, or any persons who acquire the Qualified Option pursuant to his or her Will or laws of descent and distribution, to exercise the Qualified Option during its remaining term for a period of not more than twelve (12) months after the participant's death to the extent that the Qualified Option was then and remains exercisable; the Committee may impose terms and conditions upon and for the exercise of a Qualified Option after the cessation of the participant's employment or his or her death;

    (d) The purchase price of Stock subject to any Qualified Option shall not be less than the Stock's fair market value at the time the Qualified Option is awarded or less than the Stock's par value; and

    (e) Qualified Options may not be sold, transferred or assigned by the participant except by will or the laws of descent and distribution.

8. Non-Qualified Options. In addition to other applicable provisions of the Plan, all Non-Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

    (a) The time period during which any Non-Qualified Option is exercisable shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Non-Qualified Option is awarded;

    (b) If a participant, who was awarded a Non-Qualified Option, ceases to be eligible under the Plan, before lapse or full exercise of the option, the Committee may permit the participant to exercise the option during its remaining term, to the extent that the option was then and remains exercisable, or for such time period and under such terms and conditions as may be prescribed by the Committee;

    (c) The purchase price of a share of Stock subject to any Non-Qualified Option shall not be less than the Stock's par value; and

    (d) Except as otherwise provided by the Committee, Non-Qualified Stock Options granted under the Plan are not transferable except as designated by the participant by Will and the laws of descent and distribution.

9. Exercise. Except as otherwise provided in the Plan, Awards may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Award to be exercised, the number of shares of Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Stock with respect to which an Award is exercised shall be paid with the written notice of exercise, either in cash or in securities of the corporation, including securities issuable hereunder, at its then current fair market value, or it any combination thereof, as the Committee shall determine. Funds received by the Corpora-tion from the exercise of any Award shall be used for its general corporate purposes.

    The Committee may permit an acceleration of previously established exercise terms of any Awards as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate. In addition:

    (a) if the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation's assets or stock means of sale, merger, consolidation, reorganization, liquida-tion or otherwise, as a result of which the Corporation's shareholders, immediately before the transaction, will not own at least fifty percent (50%) of the total combined voting power of all classes of voting stock of the surviving entity (be it the Corporation or otherwise) imme-diately after the consummation of the transaction, then any and all outstanding Awards shall immediately become and remain exercisable or, if the transaction is not consummated, until the agreement relating to the transaction expires or is terminated, in which case, all Awards shall be treated as if the agreement was never executed;

    (b) if there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of all classes of voting stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation's voting stock by any person or entity, or persons or entities acting in concert or as a group, and the acquisition or offer has not been duly approved by the Board; or

    (c) if during any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board cease, for any reason, to constitute at least a majority of the Board, (unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) thereupon any and all Awards immediately shall become and remain exercisable.

10. Withholding. When a participant exercises a stock option awarded under the Plan, the Corporation, in its discretion and as required by law, may require the participant to remit to the Corporation an amount sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements prior to the delivery of any certificates for shares of Stock, at the Committee's discretion remittance may be made in cash, shares already held by the participant or by the withholding by the Corporation of sufficient shares issuable pursuant to the option to satisfy the participant's withholding obligation.

11. Value. Where used in the Plan, the "fair market value" of Stock or any options or rights with respect thereto, including Awards, shall mean and be determined by (a) the average of the highest and lowest reported sales prices thereof on the principal established domestic securities exchange on which listed, and if not listed, then (b) the average of the dealer "bid" and "ask" prices thereof on the New York over-the-counter market, as reported by the National Association of Securities Dealers, Inc., in either case as of the specified or otherwise required or relevant time, or if not traded as of such specified, required or relevant time, then based upon such reported sales or "bid" and "ask" prices before and/or after such time in accordance with pertinent provisions of and principles under the Code and the regulations promulgated thereunder.

12. Amendment. To the extent permitted by applicable law, the Board may amend, suspend, or terminate the Plan at any time. The amendment or termination of this Plan shall not, without the consent of the participants, alter or impair any rights or obligations under any Award previously granted hereunder.

    From time to time, the Committee may rescind, revise and add to any of the terms, conditions and provisions of the Plan or of an Award as necessary or appropriate to have the Plan and any Awards thereunder be or remain qualified and in compliance with all applicable laws, rules and regulations, and the Committee may delete, omit or waive any of the terms conditions or provisions that are no longer required by reason of changes of applicable laws, rules or regulations, but not limited to, the provisions of Sections 421 and 422 of the Code, Section 16 of the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the rules and regulations promulgated by the Securities and Exchange Commission. Without limiting the generality of the preceding sentence, each Qualified Option shall be subject to such other and additional terms, conditions and provisions as the Committee may deem necessary or appropriate in order to qualify as a Qualified Option under Section 422 of the Code, including, but not limited to, the following provisions:

   (a) At the time a Qualified Option is awarded, the aggregate fair market value of the Stock subject thereto and of any Stock or other capital stock with respect to which incentive stock options qualifying under Sections 421 and 422 of the Code are exercisable for the first time by the participant during any calendar year under the Plan and any other plans of the Corporation or its affiliates, shall not exceed $100,000.00; and

   (b) No Qualified Option, shall be awarded to any person if, at the time of the Award, the person owns shares of the stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its affiliates, unless, at the time the Qualified Option is awarded, the exercise price of the Qualified Option is at least one hundred and ten percent (110%) of the fair market value of the Stock on the date of grant and the option, by its terms, is not exercisable after the expiration of five (5) years from the date it is awarded.

13. Continued Employment. Nothing in the Plan or any Award shall confer upon any participant or other persons any right to continue in the employ of, or maintain any particular relationship with, the Corporation or its affiliates, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to supervise, discipline and terminate the participant. However, the Committee may require, as a condition of making and/or exercising any Award, that a participant agree to, and in fact provide services, either as an employee or in another capacity, to or for the Corporation or any Subsidiary for such time period as the Committee may prescribe. The immediately preceding sentence shall not apply to any Qualified Option, to the extent such application would result in disqualification of the option under Sections 421 and 422 of the Code.

14. General Restrictions. If the Committee or Board determines that it is necessary or desirable to: (a) list, register or qualify the Stock subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws, (b) obtain the approval of any governmental authority, or (c) enter into an agreement with the participant with respect to disposition of any Stock (including, without limitation, an agreement that, at the time of the participant's exercise of the Award, any Stock thereby acquired is and will be acquired solely for investment purposes and without any intention to sell or distribute the Stock), then such Award shall not be consummated in whole or in part unless the listing, registration, qualification, approval or agreement, as the case may be, shall have been appropriately effected or obtained to the satisfaction of the Committee and legal counsel for the Corporation.

15. Rights. Except as otherwise provided in the Plan, participants shall have no rights as a holder of the Stock unless and until one or more certificates for the shares of Stock are issued and delivered to the participant.

16. Adjustments. In the event that the shares of common stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of common stock or other securities of the Corporation or of other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of common stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of common stock of the Corporation that was theretofore appropriated, or which thereafter may become subject to an option under the Plan, the number and kind of shares of common stock or other securities into which each outstanding share of the common stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such shares shall be entitled, as the case
    may be.   Each outstanding Award shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

       If there shall be any other change in the number or kind of the outstanding shares of the common stock of the Corporation, or of any common stock or other securities in which such common stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

       The grant of an Award under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

       Fractional shares resulting from any adjustment in Awards pursuant to this Section 16 may be settled as a majority of the disinterested members of the Board of Directors or of the Committee, as the case may be, shall determine.

       To the extent that the foregoing adjustments relate to common stock or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by the Corporation to each holder of an Award that is so adjusted.

17. Forfeiture. Notwithstanding anything to the contrary in this Plan, if the Committee finds, after full consideration of the facts presented on behalf of the Corporation and the involved participant, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her employment by the Corporation or by any Subsidiary and such action has damaged the Corporation or the Subsidiary, as the case may be, or that the participant has disclosed trade secrets of the Corporation or its affiliates, the participant shall forfeit all rights under and to all unexercised Awards, and under and to all exercised Awards under which the Corporation has not yet delivered payment or certificates for shares of Stock (as the case may be), all of which Awards and rights shall be automatically canceled.
    The decision of the Committee as to the cause of the participant's discharge from employment with the Corporation or any Subsidiary and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the participant's discharge by the Corporation or Subsidiary for any other purposes. The preceding provisions of this paragraph shall not apply to any Qualified Option to the extent such application would result in disqualification of the option as an incentive stock option under Sections 421 and 422 of the Code.

18. Indemnification. In and with respect to the administration of the Plan, the Corporation shall indemnify each member of the Committee and/or of the Board, each of whom shall be entitled, without further action on his or her part, to indemnification from the Corporation for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses (including without limitation attorneys' fees and disbursements) incurred by the member in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative, investigative or criminal, whether formal or informal, and whether by or in the right or name of the Corporation, any class of its security holders, or otherwise, in which the member may be or may have been involved, as a party or otherwise, by reason of his or her being or having been a member of the Committee and/or of the Board, whether or not he or she continues to be a member of the Committee or of the Board. The provisions, protection and benefits of this Section shall apply and exist to the fullest extent permitted by applicable law to and for the benefit of all present and future members of the Committee and/or of the Board and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except (a) to the extent there is entitlement to insurance proceeds under insurance coverages provided by the Corporation on account of the same matter or proceeding for which indemnification hereunder is claimed, or
    (b) to the extent there is entitlement to indemnification from the Corpora-tion, other than under this Section, on account of the same matter or proceeding for which indemnification hereunder is claimed.

19. Miscellaneous.

   (a) Any reference contained in this Plan to particular section or provision of law, rule or regulation, including but not limited to the Code and the 1934 Act, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 and the rules and regulations promulgated thereunder, or any successor rules and regulations that may be promulgated by the Securities and Exchange Commission, and to the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Committee.

   (b) Where used in this Plan: the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and the term "affiliates" shall mean each and every Subsidiary and any parent of the Corporation.

   (c) The captions of the numbered Sections contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.